Exhibit 10.1

EXECUTION VERSION

Date: 1 December 2021

INTERIM FACILITY AGREEMENT

BOLT BIDCO LIMITED as the Borrower and SS&C TECHNOLOGIES HOLDINGS, INC. as the Guarantor
arranged by
ROYAL BANK OF CANADA as Arranger
with
ROYAL BANK OF CANADA as Interim Facility Agent
and
ROYAL BANK OF CANADA as Interim Security Agent

DOCPROPERTY DPWPathText \* MERGEFORMAT #95204147v13

TABLE OF CONTENTS

Page

1.	INTERPRETATION	1
2.	THE INTERIM FACILITY - AVAILABILITY	1
3.	THE MAKING OF THE INTERIM LOANS	2
4.	OBLIGORS' AGENT	3
5.	NATURE OF AN INTERIM FINANCE PARTY'S RIGHTS AND OBLIGATIONS	4
6.	UTILISATION	5
7.	REPAYMENT AND PREPAYMENT	6
8.	INTEREST	7
9.	TAXES	10
10.	INCREASED COSTS	15
11.	PAYMENTS	18
12.	FEES AND EXPENSES	21
13.	INDEMNITIES	23
14.	SECURITY AND GUARANTEE	26
15.	AGENTS AND ARRANGER	28
16.	PRO RATA PAYMENTS	36
17.	SET-OFF	37
18.	NOTICES	37
19.	CONFIDENTIALITY	39
20.	KNOW YOUR CUSTOMER REQUIREMENTS	40
21.	REPRESENTATIONS, UNDERTAKINGS AND EVENTS OF DEFAULT	41
22.	CHANGES TO PARTIES	43
23.	IMPAIRMENT AND REPLACEMENT OF INTERIM FINANCE PARTIES	49
24.	CONDUCT OF BUSINESS BY THE INTERIM FINANCE PARTIES	49
25.	AMENDMENTS AND WAIVERS	49
26.	MISCELLANEOUS	51
27.	GOVERNING LAW	52
28.	JURISDICTION	52
Schedule 1 Definitions and Interpretation		55
Schedule 2 Form of Drawdown Request		74
Schedule 3 Conditions Precedent		75
Schedule 4 Guarantee and Indemnity		78
Schedule 5 Major Representations, Undertakings and Events of Default		82
Schedule 6 Impairment and Replacement of Interim Finance Parties		87
Schedule 7 Form of Transfer Certificate		101
Schedule 8 Form of Assignment Agreement		103
Schedule 9 The Original Interim Lender		106

THIS AGREEMENT is made on 1 DECEMBER 2021 between:

(1) BOLT BIDCO LIMITED, a limited liability company incorporated under the laws of England and Wales with registration number 13765170 (the Borrower);

(2) SS&C TECHNOLOGIES HOLDINGS, INC., a Delaware corporation (the Guarantor);

(3) ROYAL BANK OF CANADA as Arranger (the Arranger);

(4) THE FINANCIAL INSTITUTION listed in Schedule 9 (The Original Interim Lender) as lenders (the Original Interim Lender);

(5) ROYAL BANK OF CANADA as agent of the other Interim Finance Parties (the Interim Facility Agent); and

(6) ROYAL BANK OF CANADA as security agent for the Interim Finance Parties (the Interim Security Agent).

1.
INTERPRETATION

Terms defined in Schedule 1 (Definitions and Interpretation) to this Agreement have the same meanings when used in this Agreement. Each Schedule to this Agreement forms part of the terms of this Agreement.

2.
THE INTERIM FACILITY - AVAILABILITY
a.
The Interim Facility

Subject to the terms of this Agreement, the Interim Lenders make available to the Borrower an interim term loan facility in an aggregate amount equal to the Total Interim Commitments (the Interim Facility) available to be utilised in US Dollars.

b.
Availability Periods

The undrawn Interim Commitments of each Interim Lender under the Interim Facility will be automatically cancelled at 11:59 p.m. in New York on the last day of the Certain Funds Period.

c.
Voluntary Cancellation

The Borrower (or the Obligors’ Agent on its behalf) may, by two (2) Business Days’ prior written notice to the Interim Facility Agent, at any time cancel any undrawn amount of the Interim Facility. Any cancellation shall reduce the Interim Commitments of the Interim Lenders rateably under the Interim Facility.

d.
Cancellation on Availability of Long-term Financing Arrangements
i.
The undrawn Interim Commitments of each Interim Lender will be automatically cancelled on the date on which the New Incremental Term Loans have funded in an aggregate principal amount of no less than the Total Interim Commitments.

i.
For the purpose of this Clause 2.4, New Incremental Term Loans shall have the meaning given to such term in the Commitment Letter.
3.
THE MAKING OF THE INTERIM LOANS
a.
Conditions Precedent
i.
The obligations of each Interim Lender to participate in each Interim Loan are subject only to the conditions precedent that on the date on which that Interim Loan is to be made:
1.
the Interim Facility Agent has received (or acting at the direction of the Majority Interim Lenders waived the requirement to receive) all of the documents and evidence referred to in Schedule 3 (Conditions Precedent), where required, in form and substance satisfactory to it (acting reasonably or, as applicable, on the instructions of the Majority Interim Lenders (each acting reasonably));
2.
no Major Event of Default is continuing; and
3.
it has not, since the date on which such Interim Lender first became a Party, become illegal for such Interim Lender to make, or to allow to remain outstanding, that Interim Loan, provided that such Interim Lender has notified the Obligors’ Agent immediately upon becoming aware of the relevant issue in accordance with Clause 10.3 (Illegality), and provided further that such illegality alone will not excuse any other Interim Lender from participating in the relevant Interim Loan and will not in any way affect the obligations of any other Interim Lender.
ii.
The Interim Facility Agent shall notify the Obligors’ Agent and the Interim Lenders promptly upon being satisfied that the conditions described in paragraph (a)(i) above have been received by it or waived. The Interim Lenders authorise (but do not require) the Interim Facility Agent to give that notification.
b.
Certain Funds Period

Notwithstanding any other provision of any Interim Finance Document, during the Certain Funds Period none of the Interim Finance Parties shall:

(a) refuse to participate in or make available any Interim Loan, provided that the condition in paragraph (a)(i) of Clause 3.1 (Conditions Precedent) above has been satisfied or waived in accordance with Clause 3.1 (Conditions Precedent);

(b) be entitled to take any action or exercise any right to rescind, terminate or cancel this Agreement (or any provision hereof or obligation hereunder) or any Interim Loan or Interim Commitment;

(c) exercise any right of set-off or counterclaim in respect of any Interim Loan or Interim Commitment;

(d) accelerate any Interim Loan or otherwise demand or require repayment or prepayment of any sum from (or take any other action against) any Obligor;

(e) enforce (or instruct the Interim Security Agent to enforce) any Security Interest granted by or over any member of the Group; or

(f) take any other action, exercise any right or make or enforce any claim which would directly or indirectly prevent any Interim Loan from being made,

unless at any time any of the conditions in paragraphs (a)(ii) and (a)(iii) (inclusive) of Clause 3.1 (Conditions Precedent) above are not satisfied (which, in respect of paragraph (a)(iii) of Clause 3.1 (Conditions Precedent) above, shall allow the relevant Interim Lender to take such action in respect of itself only and shall not permit any other Interim Finance Parties to take such action), provided that, immediately upon the expiry of the Certain Funds Period, all such rights, remedies and entitlements shall be available to the Interim Finance Parties, notwithstanding that they may not have been used or been available for use during the Certain Funds Period.

c.
Purpose

The proceeds of each Interim Loan, are to be applied, directly or indirectly, to finance or refinance (i) Acquisition Costs and (ii) general corporate purposes and/or replace cash on the balance sheet.

d.
Override

Notwithstanding any other term of this Agreement or any other Interim Finance Document, none of:

i.
the steps or events set out in, or reorganisations specified in or expressly contemplated by, the Transaction Documents (or, in each case, the actions or intermediate steps necessary to implement any of those steps, actions or events); and
i.
any Permitted Transaction,

in any case, shall constitute, or result in, a breach of any representation, warranty, undertaking or other term of the Interim Finance Documents or a Default or a Major Event of Default, actual or potential, and each such event shall be expressly permitted under the terms of the Interim Finance Documents, including the use of the proceeds of any Interim Loan for any purpose set out in the Funds Flow Statement.

4.
OBLIGORS’ AGENT
i.
Each Obligor, by its execution of this Agreement, irrevocably (to the extent permitted by law) appoints the Obligors’ Agent to act severally on its behalf as its agent in relation to the Interim Finance Documents and irrevocably (to the extent permitted by law) authorises:
1.
the Obligors’ Agent on its behalf to supply all information concerning itself contemplated by the Interim Finance Documents to the Interim Finance Parties

and to give and receive all notices, instructions and other communications under the Interim Finance Documents (including, where relevant, Drawdown Requests) and to make such agreements and to effect the relevant amendments, supplements and variations capable of being given, made or effected by any Obligor notwithstanding that they may affect the Obligor, without further reference to or the consent of that Obligor (including, by increasing the obligations of such Obligor howsoever fundamentally, whether by increasing the liabilities, guaranteed or otherwise); and
2.
each Interim Finance Party to give any notice, demand or other communication to that Obligor pursuant to the Interim Finance Documents to the Obligors’ Agent,

and in each case the Obligor shall be bound as though the Obligor itself had given the notices and instructions (including any Drawdown Requests) or executed or made the agreements or effected the amendments, supplements or variations, or received the relevant notice, demand or other communication and each Interim Finance Party may rely on any action taken by the Obligors’ Agent on behalf of that Obligor.

ii.
Every act, omission, agreement, undertaking, settlement, waiver, amendment, supplement, variation, notice or other communication given or made by the Obligors’ Agent or given to the Obligors’ Agent under any Interim Finance Document on behalf of another Obligor or in connection with any Interim Finance Document (whether or not known to any other Obligor and whether occurring before or after such other Obligor became an Obligor under any Interim Finance Document) shall be binding for all purposes on that Obligor as if that Obligor had expressly made, given or concurred with it (to the extent permitted by law). In the event of any conflict between any notices or other communications of the Obligors’ Agent and any other Obligor, those of the Obligors’ Agent shall prevail.
iii.
If (notwithstanding the fact that the guarantees granted under Schedule 4 (Guarantee and Indemnity) are and the Interim Security is, intended to guarantee and secure, respectively, all obligations arising under the Interim Finance Documents), any guarantee or Interim Security does not automatically extend from time to time to any (however fundamental and of whatsoever nature and whether or not more onerous) variation, increase, extension or addition of or to any of the Interim Finance Documents and/or any facility or amount made available under any of the Interim Finance Documents, each Obligor expressly confirms that the Obligors’ Agent is authorised to confirm such guarantee and/or Interim Security on behalf of such Obligor.
iv.
For the purpose of this Clause 4, each Obligor other than the Obligors’ Agent (to the extent necessary under applicable law) shall grant a specific power of attorney (notarised and apostilled) to the Obligors’ Agent and comply with any necessary formalities in connection therewith.

5.
NATURE OF AN INTERIM FINANCE PARTY’S RIGHTS AND OBLIGATIONS
i.
No Interim Finance Party is bound to monitor or verify any Interim Loan under the Interim Facility nor be responsible for the consequences of such Interim Loan.
i.
The obligations of each Interim Finance Party under the Interim Finance Documents are several.
ii.
Failure by an Interim Finance Party to perform its obligations does not affect the obligations of any other Party under the Interim Finance Documents.
iii.
No Interim Finance Party is responsible for the obligations of any other Interim Finance Party under the Interim Finance Documents.
iv.
The rights of each Interim Finance Party under the Interim Finance Documents are separate and independent rights.
v.
An Interim Finance Party may, except as otherwise stated in the Interim Finance Documents, separately enforce its rights under the Interim Finance Documents.
vi.
A debt arising under the Interim Finance Documents to an Interim Finance Party is a separate and independent debt.
vii.
Each Interim Lender will promptly notify the Obligors’ Agent if it becomes aware of any matter or circumstance which would entitle it not to advance or participate in any Interim Loan.
6.
UTILISATION
a.
Giving of Drawdown Requests
i.
The Borrower may borrow an Interim Loan by giving to the Interim Facility Agent a duly completed Drawdown Request. A Drawdown Request is, once given, irrevocable.
i.
The latest time for receipt by the Interim Facility Agent of a duly completed Drawdown Request is 11.00 a.m. (New York time) on the date falling one (1) Business Day before the proposed Drawdown Date or such later time and/or date as agreed by the Interim Facility Agent.
ii.
The Interim Facility may be drawn during the Certain Funds Period.
iii.
The Borrower may only draw ten (10) Interim Loans under the Interim Facility.
b.
Completion of Drawdown Requests

A Drawdown Request for an Interim Loan will not be regarded as having been duly completed unless:

i.
the Drawdown Date is a Business Day within the Certain Funds Period;

ii.
the amount of the Interim Loan does not exceed the Total Interim Commitments; and
iii.
the proposed Interest Period complies with paragraph (b) of Clause 8.2 (Payment of interest).
c.
Advance of Interim Loans
i.
The Interim Facility Agent must promptly notify each Interim Lender of the details of the requested Interim Loan and the amount of its share in that Interim Loan.
ii.
Each Interim Lender will participate in each Interim Loan in the proportion which its Interim Commitment under the Interim Facility bears to the Total Interim Commitments under the Interim Facility immediately before the making of that Interim Loan.
iii.
No Interim Lender is obliged to participate in any Interim Loan if as a result the Base Currency Amount of its share in the Interim Facility would exceed its Interim Commitments.
iv.
If the applicable conditions set out in this Agreement have been met, each Interim Lender shall make its participation in each Interim Loan available to the Interim Facility Agent for the account of the Borrower by the Drawdown Date through its Facility Office.
7.
REPAYMENT AND PREPAYMENT
a.
Repayment
i.
The Borrower must repay all outstanding Interim Loans (together with all interest and all other unpaid amounts accrued or outstanding under or in connection with the Interim Finance Documents) on the earliest to occur of:
1.
the date which falls ninety (90) days after the Interim Closing Date (the Final Repayment Date);
2.
the date of receipt by the Borrower of a written demand (an Acceleration Notice) from the Interim Facility Agent (acting on the instructions of the Majority Interim Lenders) following the occurrence of a Major Event of Default which is continuing requiring immediate prepayment and cancellation in full of the Interim Facility; or
3.
the date of receipt by the Borrower or any Group Company of the proceeds from the first utilisation made under the equivalent Long-term Financing Agreement (free of any escrow or similar arrangements), to the extent of such proceeds.
ii.
If an Interim Loan is, or is declared to be, due and payable, all interest and all other amounts accrued or outstanding in respect of that Interim Loan shall be immediately due and payable.

iii.
If an Interim Loan is, or is declared to be, due and payable on demand, all interest and all other amounts accrued or outstanding in respect of that Interim Loan shall be immediately due and payable on demand by the Interim Facility Agent on the instructions of the Majority Interim Lenders.
iv.
If an Interim Loan is, or is declared to be, due and payable, the Interim Facility Agent may, and shall if so directed by the Majority Interim Lenders, by notice to the Obligors’ Agent, exercise or direct the Interim Security Agent to exercise any or all of its rights, remedies, powers or discretions under the Interim Finance Documents.
v.
Amounts repaid under the Interim Facility may not be redrawn.
b.
Prepayment
i.
The Borrower may prepay the whole or any part of any outstanding Interim Loan (including, for the avoidance of doubt, the whole or any part of any outstanding Interim Loan owed to a particular Interim Lender to the extent provided for by the terms of this Agreement), together with accrued but unpaid interest, at any time, on giving one (1) Business Day’s prior notice in writing to the Interim Facility Agent.
i.
Amounts prepaid under the Interim Facility may not be redrawn.
8.
INTEREST
a.
Calculation of interest

The rate of interest on each Interim Loan for its Interest Period is the percentage rate per annum equal to the aggregate of:

i.
the applicable Margin; and
ii.
the Funding Cost for that Interest Period.
b.
Payment of interest
i.
The period for which each Interim Loan is outstanding shall be divided into successive interest periods (each, an Interest Period), each of which will start on the expiry of the previous Interest Period or on the relevant Drawdown Date.
i.
The Borrower of each Interim Loan shall select an Interest Period of two (2), three (3) or four (4) weeks or ninety (90) days (or any other period agreed with the Interim Facility Agent) in each Drawdown Request and, in relation to subsequent Interest Periods for Interim Loans, thereafter no later than 11.00 a.m. (New York time) one Business Day prior to the end of the existing Interest Period for the relevant Interim Loan.
ii.
If the Borrower does not select an Interest Period for an Interim Loan, the default Interest Period shall (subject to paragraph (e) below) be four (4) weeks (or, if earlier, a period ending on the Final Repayment Date).

iii.
The Borrower must pay accrued interest on each Interim Loan made to it on the last day of each Interest Period in respect of that Interim Loan and on any date on which that Interim Loan is repaid or prepaid.
iv.
Notwithstanding paragraphs (a), (b) and (c) above, no Interest Period will extend beyond the Final Repayment Date.
v.
If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not), provided that no Interest Period will extend beyond the Final Repayment Date.
vi.
If there is a repayment, prepayment or recovery of all or any part of an Interim Loan other than on the last day of its Interest Period, the Borrower will pay the Interim Finance Parties promptly following demand their break costs (if any). The break costs (the Break Costs) will be the amount by which:
1.
the applicable Funding Cost (disregarding for this purpose any interest rate floor) which would have been payable at the end of the relevant Interest Period on the amount of the Interim Loan repaid, prepaid or recovered; exceeds
2.
if positive, the amount of interest the Interim Lenders would have received by placing a deposit equal to the relevant amount with leading banks in the relevant interbank market for a period starting on the Business Day following receipt and ending on the last day of the relevant Interest Period.
c.
Interest on overdue amounts
i.
If the Borrower fails to pay when due any amount payable by it under the Interim Finance Documents, it must immediately on demand by the Interim Facility Agent pay interest on the overdue amount from its due date up to the date of actual payment, both before, on and after judgment.
i.
Interest on an overdue amount is payable at a rate determined by the Interim Facility Agent to be one (1) per cent. per annum above the rate which would have been payable if the overdue amount had, during the period of non- payment, constituted part of that Interim Loan.
ii.
Interest (if unpaid) on an overdue amount will be compounded with that overdue amount on the last day of each Interest Period (or such duration as selected by the Interim Facility Agent acting reasonably) to the extent permitted under any applicable law and regulation.
d.
Interest calculation
i.
Interest shall be paid in the currency of the relevant Interim Loan and shall accrue from day to day and be calculated on the basis of the actual number of days elapsed and a 360 day year provided that where the relevant Funding Cost in relation to such Interim Loan is ABR, Interest shall be calculated on the basis of the actual number of days elapsed and a 365/366 day year (or, where practice in the relevant interbank market differs, in accordance with that market practice).
i.
The Interim Facility Agent shall promptly notify each relevant Party of the determination of a rate of interest under this Agreement.
e.
Replacement of Screen Rate
i.
Subject to paragraphs (b) and (c) below, any amendment or waiver which relates to providing for an additional or alternative benchmark rate, base rate or reference rate to apply in relation to that currency in place of that Screen Rate for the Interim Facility (including any amendment, replacement or waiver to the definition of “LIBOR” or “Screen Rate”, including an alternative or additional page, service or method for the determination thereof) (or which relates to aligning any provision of an Interim Finance Document to the use of that other benchmark rate, base rate or reference rate, including making appropriate adjustments to this Agreement for basis, duration, time and periodicity for determination of that other benchmark rate, base rate or reference rate for any Interest Period and making other consequential and/or incidental changes) (a Benchmark Rate Change) may be made with the consent of the Majority Interim Lenders participating in the Interim Facility to which that Benchmark Rate Change shall apply and the Obligors’ Agent.
i.
If the Obligors’ Agent requests the making of a Benchmark Rate Change, it shall notify the Interim Facility Agent thereof and if such Benchmark Rate Change cannot be agreed upon by the date which is five (5) Business Days before the end of the current Interest Period (or in the case of a new Interim Loan, the date which is five (5) Business Days before the date upon which the Drawdown Request will be served, as notified by the Obligors’ Agent to the Interim Facility Agent), the Screen Rate applicable to any Interim Lender’s share of an Interim Loan shall be replaced by the rate certified to the Interim Facility Agent by that Interim Lender as soon as practicable (and in any event by the date falling two (2) Business Days before the date on which interest is due to be paid in respect of the relevant Interest Period) to be that which expresses as a percentage rate per annum of the cost to the relevant Interim Lender of funding its participation in that Interim Loan in the relevant interbank market.
ii.
Notwithstanding the definitions of “LIBOR” or “Screen Rate” in Schedule 1 (Definitions and Interpretation) or any other term of any Interim Finance Document, the Interim Facility Agent may from time to time (with the prior written consent of the Obligors’ Agent) specify a Benchmark Rate Change for any currency for the purposes of the Interim Finance Documents, and each Interim Lender authorises the Interim Facility Agent to make such specification.
f.
Absence of quotations

If the Funding Cost is to be determined by reference to the Reference Banks but a Reference Bank does not supply a quotation by 12.00 noon (London time) on the Rate Fixing Day the applicable Funding Cost shall be determined on the basis of the quotations of the remaining Reference Banks, subject to Clause 8.7 (Market Disruption Notice).

g.
Market Disruption Notice

If, in relation to any actual or proposed Interim Loan (a Disrupted Loan):

i.
the Funding Cost is to be determined by reference to rates supplied by Reference Banks and none or only one of the Reference Banks supplies a rate by 12.00 noon (London time) on the Rate Fixing Day; or
i.
before close of business in London on the Rate Fixing Day for the relevant Interest Period, one or more Interim Lenders whose participations in that Disrupted Loan equal or exceed in aggregate fifty (50) per cent. of the amount of that Disrupted Loan notify the Interim Facility Agent that by reason of circumstances affecting the relevant interbank market generally the cost to those Interim Lenders of obtaining matching deposits in the relevant interbank market would be in excess of the Funding Cost, the Interim Facility Agent will promptly give notice of that event to the Obligors’ Agent and the Interim Lenders (a Market Disruption Notice).

h.
Proposed Disrupted Loans

If a Market Disruption Notice is given in respect of a proposed Disrupted Loan, the interest rate applicable on each Interim Lender’s participation in that Disrupted Loan will be the rate certified by that Interim Lender to the Interim Facility Agent no later than five (5) Business Days after the Rate Fixing Day to be its cost of funds (from any source which it may reasonably select) plus the Margin.

i.
SOFR

If the Interim Closing Date occurs after 31 December 2021, the Borrower and the Lenders shall use reasonable endeavours and negotiate in good faith to agree on customary SOFR provisions which shall include a credit spread adjustment which shall not exceed 0.10% for any interest or payment period. For the avoidance of doubt, the credit spread adjustments shall apply to the adjusted SOFR rate utilised in the Interim Finance Documents, to the extent applicable.

9.
TAXES
a.
Gross-up
i.
Each Obligor must make all payments under the Interim Finance Documents without any Tax Deduction, unless a Tax Deduction is required by law.
i.
If the Obligor’s Agent or an Interim Lender becomes aware that an Obligor must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction), it shall promptly notify the Interim Facility Agent. Failure to give such notice shall not affect the obligations of the Obligor under the Interim Finance Documents. If the Interim

Facility Agent receives such notification from an Interim Lender it shall notify the Obligors’ Agent and (if different) the relevant Obligor.
ii.
If any Tax Deduction is required by law to be made by an Obligor (or by the Interim Facility Agent on behalf of an Obligor):
1.
except as provided in Clause 9.2 (Exceptions from gross-up), the amount of the payment due from that Obligor will be increased to an amount which (after taking into account any Tax Deduction) leaves an amount equal to the amount which would have been due if no Tax Deduction had been required; and
2.
the relevant Obligor will:
a.
ensure that the Tax Deduction and any payment required in connection with it does not exceed the minimum amount required by law;
b.
make the Tax Deduction and any payment required in connection with such tax deduction within the time allowed by law; and
c.
within thirty (30) days of making any Tax Deduction or any payment to the relevant Tax authorities required in connection with it, deliver to the Interim Facility Agent (for the Interim Finance Party entitled to the payment) evidence satisfactory to that Interim Finance Party (acting reasonably) that such Tax Deduction has been made or (as applicable) such payment paid to the appropriate authority.
iii.
Each Interim Lender upon reasonable request and each Obligor that makes a payment to that Interim Lender shall co-operate in completing any relevant procedural formalities necessary for that Obligor to obtain authorisation to make a payment either without a Tax Deduction or, where a payment cannot be made without a Tax Deduction, with a reduced Tax Deduction, and maintain that authorisation where an authorisation expires or otherwise ceases to have effect.
b.
Exceptions from gross-up

No Obligor is required to make any increased payment to an Interim Lender under Clause 9.1 (Gross-up) by reason of a Tax Deduction if:

i.
the Tax Deduction is the result of Taxes described in paragraph (b)(i) of Clause 9.3 (Tax indemnity); or
i.
the Obligor making the payment is able to demonstrate such Tax Deduction is the result of, or has been increased by, that Interim Lender’s failure to comply with its obligations under paragraph (d) of Clause 9.1 (Gross-up).
c.
Tax indemnity

i.
The Obligors’ Agent shall (or shall procure that another Group Company will) (within five (5) Business Days of demand by the Interim Facility Agent) pay to an Interim Finance Party an amount equal to the loss, liability or cost which that Interim Finance Party determines (acting reasonably and in good faith) will be or has been (directly or indirectly) suffered for or on account of Tax by that Interim Finance Party in relation to a payment received or receivable from an Obligor under an Interim Finance Document.
i.
Paragraph (a) above shall not apply:
1.
to any Tax assessed on an Interim Finance Party under the law of the jurisdiction (or any political subdivision thereof) in which:
a.
that Interim Finance Party is incorporated or, if different, in which that Interim Finance Party is treated as resident for tax purposes; or
b.
that Interim Finance Party’s Facility Office or other permanent establishment is located or otherwise as a result of a present or former connection of such Interim Finance Party with such jurisdiction (other than any connection arising solely under this Interim Facility or any transactions contemplated thereby) in respect of amounts received or receivable under the Interim Finance Documents in that jurisdiction (or in respect of amounts attributed to the permanent establishment on the basis that personnel of the Interim Finance Party are undertaking relevant functions in the jurisdiction where that permanent establishment is located), if that Tax is imposed on or calculated by reference to the net income received or receivable (but not any sum deemed to be received or receivable) by that Interim Finance Party or if that Tax is a franchise Tax, branch profits Tax or similar Tax; or

2.
to the extent a loss or liability:
a.
is compensated for by payment of an amount under Clause 9.1 (Gross-up);
b.
would have been compensated for by payment of an increased amount under Clause 9.1 (Gross-up) but was not so compensated solely because one of the exclusions in Clause 9.2 (Exceptions from gross-up) applied;
c.
is compensated for by payment of an amount under Clause 9.5 (Stamp Taxes) or Clause 9.6 (Value added taxes) or would have been compensated for by payment of an increased amount under such Clauses but was not so compensated solely because one of the exclusions in such Clauses applied;

d.
(for the avoidance of doubt) is suffered or incurred in respect of any Bank Levy (or any payment attributable to, or liability arising as a consequence of, a Bank Levy); or
e.
relates to a FATCA Deduction required to be made by a party.

(c) An Interim Finance Party making, or intending to make a claim under paragraph (a) above shall promptly notify the Obligors’ Agent and the Interim Facility Agent of the event which has given, or will give, rise to the claim.

d.
Tax Credit

If an Obligor pays an additional amount under Clause 9.1 (Gross-up) or Clause 9.3 (Tax indemnity) and an Interim Finance Party determines (acting reasonably and in good faith) that it (or one of its Affiliates) has obtained and utilised a Tax Credit attributable to that additional amount, then, subject to the penultimate sentence of this Clause 9.4, that Interim Finance Party shall pay to that Obligor or Group Company (as the case may be) an amount equal to such Tax Credit (but only to the extent of the additional amounts paid under Clause 9.1 (Gross-up) or Clause 9.3 (Tax indemnity) with respect to the Taxes giving rise to such Tax Credit and subject to that penultimate sentence), net of all out-of-pocket expenses (including Taxes) of such Interim Finance Party and its Affiliates (as applicable) and without interest (other than any interest paid by the relevant governmental authority with respect to such Tax Credit; provided that, the Obligor, upon the request of such Interim Finance Party, shall repay to such Interim Finance Party the amount paid over pursuant to this Clause 9.4 (plus any penalties, interest or other charges imposed by the relevant governmental authority) in the event that such Interim Finance Party (or any of its Affiliates) is required to repay such Tax Credit to such governmental authority or it otherwise transpires that the interim Finance Party is unable to obtain and utilize the Tax Credit. Notwithstanding anything to the contrary in this Clause 9.4, in no event will the Interim Finance Party be required to pay any amount to the Obligor pursuant to this Clause 9.4 the payment of which would place the Interim Finance Party and its Affiliates in a less favorable net after-Tax position than the Interim Finance Party and its Affiliates would have been in if the Tax subject to indemnification and giving rise to such Tax Credit had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Clause 9.4 shall not be construed to require any Interim Finance Party to make available its Tax returns (or the Tax returns of any Affiliate) (or any other information relating to its or any of its Affiliate’s Taxes that it deems confidential) to the Obligor or any other Person.

e.
Stamp Taxes

The Obligors’ Agent shall pay (or shall procure that another Group Company pays) within five (5) Business Days of demand and indemnify each Interim Finance Party against all losses, costs and liabilities which that Interim Finance Party (directly or indirectly) suffers or incurs in relation to any stamp duty, stamp duty reserve tax, transfer tax, registration or other similar Tax payable in respect of any Interim Finance Document except for:

i.
any such Tax payable in respect of any transfer, assignment, sub-participation or other disposal of an Interim Finance Party’s rights or obligations under an Interim Finance Document, unless such transfer, assignment, sub-participation or other disposal is (i) pursuant to Clause 10.2 (Mitigation) or (ii) at the request of the Obligors’ Agent under Part III (Replacement of an Interim Lender / Increase) of Schedule 6 (Impairment and Replacement of Interim Finance Parties) other than such a request in respect of a Defaulting Lender; or
i.
any such Tax to the extent it becomes payable upon a voluntary registration made by any Interim Finance Party if such registration is not necessary to evidence, prove, maintain, enforce, compel or otherwise assert the rights of such Interim Finance Party under an Interim Finance Document.
f.
Value added taxes
i.
All amounts expressed to be payable under an Interim Finance Document by any party to an Interim Finance Party which (in whole or in part) constitute the consideration for a supply or supplies for VAT purposes shall be deemed to be exclusive of any VAT which is chargeable on such supply or supplies and accordingly, subject to paragraph (b) below if VAT is or becomes chargeable on any supply or supplies made by any Interim Finance Party to any party in connection with an Interim Finance Document, and such Interim Finance Party is required to account to the relevant tax authority for the VAT, that party shall pay to the Interim Finance Party (in addition to and at the same time as paying the consideration for that supply or supplies) an amount equal to the amount of the VAT (upon such Interim Finance Party providing an appropriate VAT invoice to such party).
i.
If VAT is or becomes chargeable on any supply made by any Interim Finance Party (the Supplier) to any other Interim Finance Party (the Recipient) under an Interim Finance Document, and any party other than the Recipient (the Relevant Party) is required by the terms of any Interim Finance Document to pay an amount equal to the consideration for that supply to the Supplier (rather than being required to reimburse or indemnify the Recipient in respect of that consideration):
1.
(where the Supplier is the person required to account to the relevant tax authority for the VAT) the Relevant Party must also pay to the Supplier (at the same time as paying that amount) an additional amount equal to the amount of the VAT. The Recipient must (where this paragraph (i) applies) promptly pay to the Relevant Party an amount equal to any credit or repayment the Recipient receives from the relevant tax authority which the Recipient reasonably determines relates to the VAT chargeable on that supply; and
2.
(where the Recipient is the person required to account to the relevant tax authority for the VAT) the Relevant Party must promptly, following demand from the Recipient, pay to the Recipient an amount equal to the VAT chargeable on that supply but only to the extent that the Recipient reasonably determines that it is not entitled to credit or repayment from the relevant tax authority in respect of that VAT.

ii.
Where an Interim Finance Document requires any party to reimburse or indemnify an Interim Finance Party for any costs or expenses, that party shall reimburse or indemnify (as the case may be) the Interim Finance Party against any VAT incurred by the Interim Finance Party in respect of the costs or expenses, to the extent that the Interim Finance Party reasonably determines that neither it nor any group of which it is a member for VAT purposes is entitled to credit or receive repayment in respect of the VAT from the relevant tax authority.
iii.
Any reference in Clause 9.6 to any party shall, at any time when such party is treated as a member of a group for VAT purposes, include (where appropriate and unless the context otherwise requires) a reference to the person who is treated as making the supply or (as appropriate) receiving the supply under the grouping rules (as provided for in Article 11 of the Council Directive 2006/112/EC (or as implemented by the relevant member state of the European Union or any other similar provision in any jurisdiction which is not a member state of the European Union)) so that a reference to a party shall be construed as a reference to that party or the relevant group or unity (or fiscal unity) of which that party is a member for VAT purposes at the relevant time or the relevant member (or head) of that group or unity (or fiscal unity) at the relevant time (as the case may be).
iv.
In relation to any supply made by an Interim Finance Party to any party under an Interim Finance Document, if reasonably requested by such Interim Finance Party, that party must promptly provide such Interim Finance Party with details of that party’s VAT registration and such other information as is reasonably requested in connection with such Interim Finance Party’s VAT reporting requirements in relation to such supply.
g.
FATCA information
i.
Subject to paragraph (c) below, each Party shall, within ten (10) Business Days of a reasonable request by another Party:
1.
confirm to that other Party whether it is:
a.
a FATCA Exempt Party; or
b.
not a FATCA Exempt Party;
2.
supply to that other Party such forms, documentation and other information relating to its status under FATCA as that other Party reasonably requests for the purposes of that other Party’s compliance with FATCA; and
3.
supply to that other Party such forms, documentation and other information relating to its status as that other Party reasonably requests for the purposes of that other Party’s compliance with any other law, regulation or exchange of information regime.
ii.
If a Party confirms to another Party pursuant to paragraph (a)(i) above that it is a FATCA Exempt Party and it subsequently becomes aware that it is not, or has ceased to be a FATCA Exempt Party, that Party shall notify that other Party reasonably promptly.

iii.
Paragraph (a) above shall not oblige any Interim Finance Party to do anything, and paragraph (a)(iii) above shall not oblige any other Party to do anything, which would or might in its reasonable opinion constitute a breach of:
1.
any law or regulation;
2.
any fiduciary duty; or
3.
any duty of confidentiality.
iv.
If a Party fails to confirm whether or not it is a FATCA Exempt Party or to supply forms, documentation or other information requested in accordance with paragraphs (a)(i) or (a)(ii) above (including, for the avoidance of doubt, where paragraph (c) above applies), then such Party shall be treated for the purposes of the Interim Finance Documents (and payments under them) as if it is not a FATCA Exempt Party until such time as the Party in question provides the requested confirmation, forms, documentation or other information.
h.
FATCA Deduction
i.
Each Party may make any FATCA Deduction it is required to make by FATCA, and any payment required in connection with that FATCA Deduction, and no Party shall be required to increase any payment in respect of which it makes such a FATCA Deduction or otherwise compensate the recipient of the payment for that FATCA Deduction.
i.
Each Party shall promptly, upon becoming aware that it must make a FATCA Deduction (or that there is any change in the rate or the basis of such FATCA Deduction), notify the Party to whom it is making the payment and, in addition, shall notify the Obligors’ Agent and the Interim Facility Agent, and the Interim Facility Agent shall notify the other Interim Finance Parties.]
10.
INCREASED COSTS
a.
Increased Costs
i.
If the introduction of, or a change in, or a change in the interpretation, administration or application of, any law, regulation or treaty occurring after the date on which it becomes party to this Agreement, or compliance with any law, regulation or treaty made after the date on which it becomes party to this Agreement, results in any Interim Finance Party (a Claiming Party) or any Affiliate of it incurring any Increased Cost (as defined in paragraph (c) below):
1.
the Claiming Party will notify the Obligors’ Agent and the Interim Facility Agent of the circumstances giving rise to that Increased Cost as soon as reasonably practicable after becoming aware of it and will as soon as reasonably practicable provide a certificate confirming the amount of that Increased Cost with (to the extent available) appropriate supporting evidence; and

2.
within five (5) Business Days of demand by the Claiming Party, the Obligors’ Agent will (or shall procure that another Group Company will) pay to the Claiming Party the amount of any Increased Cost incurred by it (or any Affiliate of it).
ii.
No Group Company will be obliged to compensate any Claiming Party under paragraph (a) above in relation to any Increased Cost:
1.
to the extent already compensated for by a payment under Clause 9 (Taxes) (or would have been so compensated but for an exclusion in Clauses 9.2 (Exceptions from gross-up), 9.3 (Tax indemnity), 9.5 (Stamp Taxes) or 9.6 (Value added taxes));
2.
attributable to the breach by the Claiming Party of any law, regulation or treaty or any Interim Finance Document;
3.
attributable to a Tax Deduction required by law to be made by an Obligor;
4.
attributable to any penalty having been imposed by the relevant central bank or monetary or fiscal authority upon the Claiming Party (or any Affiliate of it) by virtue of its having exceeded any country or sector borrowing limits or breached any directives imposed upon it;
5.
attributable to the implementation or application of or compliance with the “International Convergence of Capital Measurement and Capital Standards, a Revised Framework” published by the Basel Committee on Banking Supervision in June 2004 in the form existing on the date of this Agreement (but excluding any amendment to Basel II arising out of Basel III (as defined in paragraph (c)(ii) below)) (Basel II) or any other law or regulation which implements Basel II (whether such implementation, application or compliance is by a government, regulator, Interim Finance Party or any of its Affiliates) but excluding any Increased Cost attributable to Basel III or CRD IV or any other law or regulation which implements Basel III or CRD IV (in each case, unless an Interim Finance Party was or reasonably should have been aware of that Increased Cost on the date on which it became an Interim Finance Party under this Agreement);
6.
attributable to any Bank Levy (or any payment attributable to, or liability arising as a consequence of, a Bank Levy);
7.
attributable to a FATCA Deduction required to be made by a Party; or
8.
not notified to the Obligors’ Agent in accordance with paragraph (a)(i) above.
iii.
In this Agreement:
1.
Increased Cost means:
a.
an additional or increased cost;

b.
a reduction in any amount due, paid or payable to the Claiming Party under any Interim Finance Document; or
c.
a reduction in the rate of return from the Interim Facility or on the Claiming Party’s (or its Affiliates’) overall capital,

suffered or incurred by a Claiming Party (or any Affiliate of it) as a result of it having entered into or performing its obligations under any Interim Finance Document or making or maintaining its participation in any Interim Loan; and

2.
Basel III means:
a.
the agreements on capital requirements, a leverage ratio and liquidity standards contained in “Basel III: A global regulatory framework for more resilient banks and banking systems”, “Basel III: International framework for liquidity risk measurement, standards and monitoring” and “Guidance for national authorities operating the countercyclical capital buffer” published by the Basel Committee on Banking Supervision in December 2010, each as amended, supplemented or restated;
b.
the rules for global systemically important banks contained in “Global systemically important banks: assessment methodology and the additional loss absorbency requirement Rules text” published by the Basel Committee on Banking Supervision in November 2011, as amended, supplemented or restated; and
c.
any further guidance or standards published by the Basel Committee on Banking Supervision relating to Basel III.
b.
Mitigation
i.
If circumstances arise which entitle an Interim Finance Party:
1.
to receive payment of an additional amount under Clause 9 (Taxes);
2.
to demand payment of any amount under Clause 10.1 (Increased Costs); or
3.
to require cancellation or prepayment to it of any amount under Clause 10.3 (Illegality),

then that Interim Finance Party will, in consultation with the Obligors’ Agent, take all reasonable steps to mitigate the effect of those circumstances (including by transferring its rights and obligations under the Interim Finance Documents to an Affiliate or changing its Facility Office or transferring its Interim Commitments and participation in each Interim Loan for cash at par plus all accrued but unpaid interest thereon to another bank, financial institution or other person nominated for such purpose by the Obligors’ Agent).

ii.
No Interim Finance Party will be obliged to take any such steps or action if to do so is likely in its opinion (acting in good faith) to be unlawful or to have an adverse effect on its business, operations or financial condition or breach its banking policies or require it to disclose any confidential information.
iii.
The Obligors’ Agent shall (or shall procure that another Group Company will), within five (5) Business Days of demand by the relevant Interim Finance Party, indemnify such Interim Finance Party for any costs or expenses reasonably incurred by it as a result of taking any steps or action under this Clause 10.2.
iv.
This Clause 10.2 does not in any way limit, reduce or qualify the obligations of the Obligors’ Agent under the Interim Finance Documents.
c.
Illegality

If, after the date of this Agreement, it becomes unlawful in any applicable jurisdiction for an Interim Finance Party to participate in the Interim Facility, maintain its Interim Commitment or participation in any Interim Loan or perform any of its obligations under any Interim Finance Documents, then:

i.
that Interim Finance Party shall promptly so notify the Interim Facility Agent and the Obligors’ Agent upon becoming aware of that event; and
i.
following such notification, the Obligors’ Agent shall (or shall procure that a Group Company will) prepay that Interim Finance Party’s participation in all outstandings under the Interim Facility (together with any related accrued interest) and pay (or procure payment of) all other amounts due to that Interim Finance Party under the Interim Finance Documents and that Interim Finance Party’s Interim Commitment will be cancelled, in each case, to the extent necessary to cure the relevant illegality and, on the date specified by that Interim Finance Party in such notice (being the last Business Day immediately prior to the illegality taking effect or the latest date otherwise allowed by the relevant law (taking into account any applicable grace period)) unless otherwise agreed or required by the Obligors’ Agent, provided that on or prior to such date the Obligors’ Agent shall have the right to require that Interim Lender to transfer its Interim Commitments and participation in each Interim Loan to another bank, financial institution or other person nominated for such purpose by the Obligors’ Agent which has agreed to purchase such rights and obligations at par plus accrued but unpaid interest.
11.
PAYMENTS
a.
Place
i.
Unless otherwise specified in an Interim Finance Document, on each date on which payment is to be made by any Party (other than the Interim Facility Agent) under an Interim Finance Document, such Party shall pay, in the required currency, the amount required to the Interim Facility Agent, for value on the due date at such time and in such funds as the Interim Facility Agent may specify to the Party concerned as being customary at that time for settlement of transactions in the relevant currency in the place of payment.

All such payments shall be made to the account specified by the Interim Facility Agent for that purpose in the principal financial centre of the country of the relevant currency.
i.
Unless otherwise specified in an Interim Finance Document (including any Drawdown Request), each payment received by the Interim Facility Agent under the Interim Finance Documents for another Party shall, subject to paragraphs (c) and (d) below and to Clause 11.3 (Assumed receipt), be made available by the Interim Facility Agent as soon as practicable after receipt to the Party entitled to receive payment in accordance with this Agreement (in the case of an Interim Lender, for the account of its Facility Office), to such account as that Party may notify to the Interim Facility Agent by not less than five (5) Business Days’ notice with a bank in the principal financial centre of the country of that currency.
ii.
The Interim Facility Agent may with the consent of the Obligors’ Agent (or in accordance with Clause 17 (Set-Off)) apply any amount received by it for the Borrower in or towards payment (as soon as practicable after receipt) of any amount then due and payable by that Borrower under the Interim Finance Documents or in or towards purchase of any amount of any currency to be so applied.
iii.
Each Agent may deduct from any amount received by it for another Party any amount due to such Agent from that other Party but unpaid and apply the amount deducted in payment of the unpaid debt owed to it.
b.
Currency of payment
i.
Subject to paragraphs (b) to (e) (inclusive) below, US Dollars is the currency of account and payment of any sum due from an Obligor under any Interim Finance Documents shall be made in US Dollars.
i.
Each payment in respect of costs, expenses or Taxes shall be made in the currency in which the costs, expenses or Taxes were incurred.
ii.
Each repayment of an Interim Loan or overdue amount or payment of interest thereon shall be made in the currency of the Interim Loan or overdue amount.
iii.
Each payment under Clauses 9.1 (Gross-up), 9.3 (Tax indemnity) or 10.1 (Increased Costs) shall be made in the currency specified by the Interim Finance Party making the claim (being the currency in which the Tax or losses were incurred).
iv.
Any amount expressed in the Interim Finance Documents to be payable in a particular currency shall be paid in that currency.
c.
Assumed receipt
i.
Where an amount is or is required to be paid to the Interim Facility Agent under any Interim Finance Document for the account of another person (the Payee), the Interim Facility Agent is not obliged to pay that amount to the Payee until the Interim Facility Agent is satisfied that it has actually received that amount.

i.
If the Interim Facility Agent nonetheless pays that amount to the Payee (which it may do at its discretion) and the Interim Facility Agent had not in fact received that amount, then the Payee will on demand refund that amount to the Interim Facility Agent (together with interest on that amount at the rate determined by the Interim Facility Agent to be equal to the cost to the Interim Facility Agent of funding that amount for the period from payment by the Interim Facility Agent until refund to the Interim Facility Agent of that amount), provided that no Obligor will have any obligation to refund any such amount received from the Interim Facility Agent and paid by it (or on its behalf) to any third party for a purpose set out in Clause 3.3 (Purpose).
d.
No set-off or counterclaim

All payments made or to be made by an Obligor under the Interim Finance Documents must be paid in full without (and free and clear of any deduction for) set-off or counterclaim.

e.
Business Days
i.
If any payment would otherwise be due under any Interim Finance Document on a day which is not a Business Day, that payment shall be due on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).
i.
During any such extension of the due date for payment of any principal or overdue amount, or any extension of an Interest Period, interest shall accrue and be payable at the rate payable on the original due date.
f.
Change in currency
i.
Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country:
1.
any reference in any Interim Finance Document to, and any obligations arising under any Interim Finance Document in, the currency of that country shall be translated into, and paid in, the currency or currency unit designated by the Interim Facility Agent (after consultation with the Obligors’ Agent); and
2.
any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank of that country for the conversion of that currency or currency unit into the other, rounded up or down by the Interim Facility Agent (acting reasonably).
ii.
If a change in any currency of a country occurs, the Interim Finance Documents will, to the extent the Interim Facility Agent specifies is necessary (acting reasonably and after consultation with the Obligors’ Agent), be amended to comply with any generally accepted conventions and market practice in any relevant interbank market and otherwise to reflect the change in currency. The Interim Facility Agent will notify the other Parties to the relevant Interim Finance Documents of any such amendment, which shall be binding on all the Parties.

g.
Application of proceeds
i.
If the Interim Facility Agent receives a payment that is insufficient to discharge all amounts then due and payable by an Obligor under any Interim Finance Document, the Interim Facility Agent shall apply that payment towards the obligations of such Obligor under the Interim Finance Documents in the following order:
1.
first, in payment pro rata of any fees, costs and expenses of the Agents and the Arranger due but unpaid;
2.
second, in payment pro rata of any fees, costs and expenses of the Interim Lenders, due but unpaid;
3.
third, in payment pro rata of any accrued interest in respect of the Interim Facility due but unpaid;
4.
fourth, in payment pro rata of any principal due but unpaid under the Interim Facility;
5.
fifth, in payment pro rata of any other amounts due but unpaid under the Interim Finance Documents; and
6.
the balance, if any, in payment to the relevant Obligor.
ii.
The Interim Facility Agent shall, if directed by all the Interim Lenders, vary the order set out in sub-paragraphs (a)(ii) to (a)(v) inclusive above;
iii.
Any such application by the Interim Facility Agent will override any appropriation made by an Obligor.
iv.
Any amount recovered under the Interim Security Documents will be paid to the Interim Facility Agent to be applied as set out in paragraph (a) above.
12.
FEES AND EXPENSES
a.
Costs and expenses

The Obligors’ Agent shall (or shall procure that another Group Company will) pay to the Interim Facility Agent, within ten (10) Business Days of demand, for the account of the Interim Finance Parties the amount of all reasonable costs and expenses (including legal fees subject to any agreed limits) properly incurred by them or any of their Affiliates in connection with:

i.
the negotiation, preparation, printing, execution and perfection of any Interim Finance Document and other documents contemplated by the Interim Finance Documents executed after the date of this Agreement; and
i.
any amendment, waiver or consent made or granted in connection with the Interim Finance Documents,

provided that if the Interim Facility is not drawn no such costs and expenses will be payable (other than legal costs subject to any agreed limits).

b.
Enforcement costs

The Obligors’ Agent shall (or shall procure that another Group Company will) pay to each Interim Finance Party, within five (5) Business Days of demand, the amount of all costs and expenses (including legal fees reasonably incurred) properly incurred by it in connection with the enforcement of, or the preservation of any rights under, any Interim Finance Document and any proceedings instituted by or against the Interim Security Agent as a consequence of taking or holding the Interim Security or enforcing these rights.

c.
Amendment costs

The Obligors’ Agent shall (or shall procure that another Group Company will) pay to the Interim Facility Agent, within ten (10) Business Days of demand, all reasonable costs and expenses (including reasonable legal fees) properly incurred by the Interim Facility Agent or Interim Security Agent in connection with responding to, evaluating, negotiating or complying with any amendment, waiver or consent requested or required by the Obligors’ Agent, subject always to any limits as agreed between the Obligors’ Agent and the Arranger from time to time.

d.
Fees

The Borrower shall (or shall procure that another Group Company will) pay the Interim Finance Parties’ fees in accordance with the Interim Facility Fee Letter.

e.
Limitations

Notwithstanding anything to the contrary in any Interim Finance Document (including Clauses 12.1 (Costs and expenses) to 12.5 (Other fees) above):

i.
no fees, costs, expenses or other amount shall be payable by any Group Company to any Interim Finance Party under any Interim Finance Document if the Interim Closing Date does not occur (save, in the case of legal fees, as otherwise agreed prior to the date of this Agreement);
i.
any demand for reimbursement of costs and expenses incurred by an Interim Finance Party must be accompanied by reasonable details of the amount demanded (including, at the request of the Obligors’ Agent, hours worked, rates charged and individuals involved); and
ii.
if an Interim Lender assigns or transfers any of its rights, benefits or obligations under the Interim Finance Documents, no Group Company shall be required to pay any fees, costs, expenses or other amounts relating to or arising in connection with that assignment or transfer (including any stamp duty, transfer or registration Taxes and any amounts relating to the perfection or amendment of the Interim Security Documents), except where such assignment or transfer is (i) pursuant to Clause 10.2 (Mitigation) or (ii) at the request of the Obligors’ Agent under Part III (Replacement of an Interim Lender / Increase) of Schedule 6 (Impairment and Replacement of Interim Finance Parties).
13.
INDEMNITIES
a.
General indemnity

The Obligors’ Agent will (or shall procure that another Group Company will) indemnify each Interim Finance Party within ten (10) Business Days of demand (which demand must be accompanied by reasonable details and calculations of the amount demanded) against any loss or liability (not including loss of future Margin and/or profit) which that Interim Finance Party incurs as a result of:

i.
the occurrence of any Major Event of Default;
i.
the operation of Clause 16 (Pro Rata Payments);
ii.
any failure by any Obligor to pay any amount due under an Interim Finance Document on its due date;
iii.
any Interim Loan not being made for any reason (other than as a result of the fraud, default or negligence of that Interim Finance Party) on the Drawdown Date specified in the Drawdown Request requesting that Interim Loan; or
iv.
any Interim Loan or overdue amount under an Interim Finance Document being repaid or prepaid otherwise than in accordance with a notice of prepayment given by an Obligor or otherwise than on the last day of the then current Interest Period relating to that Interim Loan or overdue amount, other than as a result of that Interim Lender failing to advance its participation pursuant to any Long- term Financing Agreement for the purposes of refinancing the Interim Facility, including any loss on account of funds borrowed, contracted for or utilised to fund any Interim Loan or amount payable under any Interim Finance Document.

b.
Currency indemnity
i.
If:
1.
any amount payable by an Obligor under or in connection with any Interim Finance Document is received by any Interim Finance Party (or by an Agent on behalf of any Interim Finance Party) in a currency (the Payment Currency) other than that agreed in the relevant Interim Finance Document (the Agreed Currency), and the amount produced by such Interim Finance Party converting the Payment Currency so received into the Agreed Currency is less than the required amount of the Agreed Currency; or
2.
any amount payable by an Obligor under or in connection with any Interim Finance Document has to be converted from the Agreed Currency into another currency for the purpose of making, filing, obtaining or enforcing any claim, proof, order or judgment,

that Obligor shall, as an independent obligation, within ten (10) Business Days of demand indemnify the relevant Interim Finance Party for any loss or liability incurred by it as a result of the conversion, provided that, if the amount produced or payable as a result of the conversion is greater than the relevant amount due, that Interim Finance Party will promptly refund such excess amount to the relevant Obligor.

ii.
Any conversion required will be made at the prevailing rate of exchange on the date and in the market determined by the relevant Interim Finance Party, acting reasonably, as being most appropriate for the conversion.
iii.
Each Obligor waives any right it may have in any jurisdiction to pay any amount under any Interim Finance Document in a currency other than that in which it is expressed to be payable in that Interim Finance Document.
c.
Indemnity to the Interim Facility Agent

The Obligors’ Agent shall (or shall procure that another Group Company will) within ten (10) Business Days of demand (which demand must be accompanied by reasonable details and calculations of the amount demanded), indemnify the Interim Facility Agent against any cost, loss or liability incurred by the Interim Facility Agent (acting reasonably) as a result of:

i.
investigating any event which it reasonably believes is a Major Event of Default (provided that, if after doing so it is established that such event is not a Major Event of Default, the cost, loss or liability of investigation shall be for the account of the Interim Lenders); and
i.
acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised,

except where the cost, loss or liability incurred by the Interim Facility Agent is a result of fraud, wilful misconduct, gross negligence or default of the Interim Facility Agent.

d.
Indemnity to the Interim Security Agent
i.
The Obligors’ Agent shall (or shall procure that another Group Company will) within ten (10) Business Days of demand (which demand must be accompanied by reasonable details and calculations of the amount demanded), indemnify the Interim Security Agent and every Receiver and Delegate against any cost, loss or liability incurred by the Interim Security Agent, Receiver or Delegate (acting reasonably) incurred as a result of:
1.
the taking, holding, protection or enforcement of the Interim Security;
2.
the exercise of any of the rights, powers, discretions and remedies vested in the Interim Security Agent and each Receiver and Delegate by the Interim Finance Documents or by law; and

3.
any default by any Obligor in the performance of any of the obligations expressed to be assumed by it in the Interim Finance Documents,

except where, as the case may be, the cost, loss or liability incurred by the Interim Security Agent, Receiver and/or Delegate is a result of fraud, wilful misconduct, gross negligence or default of the Interim Security Agent, Receiver and/or Delegate.

ii.
The Interim Security Agent and, to the extent relevant, each other Interim Finance Party may, in priority to any payment to the Interim Finance Parties, indemnify itself out of the Charged Property over which it holds Interim Security in respect of, and pay and retain, all sums necessary to give effect to the indemnity in this Clause 13.4 and shall have a lien on the Interim Security held by it and the proceeds of the enforcement of the Interim Security held by it for all moneys payable to it.
e.
Acquisition Indemnity for the Interim Security Agent
i.
The Obligors’ Agent shall (or shall procure that another Group Company will) within ten (10) Business Days of demand indemnify and hold harmless the Interim Security Agent and any of their respective Affiliates and any of their directors, officers, agents, advisers and employees (as applicable) (each an Indemnified Person) against any cost, expense, loss, liability (including, except as specified below, reasonably incurred legal fees and limited, in the case of legal fees and expenses, to one counsel to such Indemnified Persons taken as a whole and in the case of a conflict of interest, one additional counsel to the affected Indemnified Persons similarly situated, taken as a whole and, if reasonably necessary one local counsel in any relevant jurisdiction) incurred by or awarded against such Indemnified Person in each case arising out of or in connection with any action, claim, investigation or proceeding (including any action, claim, investigation or proceeding to preserve or enforce rights) (collectively, each a Proceeding), commenced or threatened, relating to this Agreement, the Interim Facility or the Acquisition or the use or proposed use of proceeds of the Interim Facility (except to the extent such cost, expense, loss or liability resulted from (i) (x) the willful misconduct, bad faith or gross negligence of such Indemnified Person or any of its affiliates or related parties (as determined in a final non-appealable judgment in a court of competent jurisdiction), (y) any material breach of the obligations of such Indemnified Person or any of its affiliates or related parties under this Agreement (as determined in a final non-appealable judgment in a court of competent jurisdiction) or (z) any dispute among Indemnified Persons (or their respective affiliates or related parties) that does not involve an act or omission by the Borrower or any of its subsidiaries or (ii) they have resulted from any agreement governing any settlement referred to below by such Indemnified Person that is effected without your prior written consent (which consent shall not be unreasonably withheld or delayed).
i.
If any event occurs in respect of which indemnification may be sought from the Borrower, the Borrower shall not be liable for any settlement of any Proceedings (or any expenses related thereto) effected without the Borrower’s consent (which consent shall not be unreasonably withheld or delayed), but if settled with its written consent or if there is a final non-appealable judgment against an Indemnified Person in any such Proceedings, the Borrower agrees to indemnify and hold harmless each Indemnified Person from and against any and all losses, claims, damages, liabilities and expenses by reason of such settlement or judgment in accordance with the preceding paragraph).
ii.
The Indemnified Person shall also be entitled to appoint one primary counsel for all Indemnified Persons (taken as a whole) in each applicable jurisdiction (and, solely in the case of a conflict of interest, one additional counsel as necessary to the affected Indemnified Persons taken as a whole) in respect of any such claim, action or proceeding.
iii.
Neither (x) any Indemnified Person, nor (y) any member of the Group or any member of the Target Group (or any of their respective Affiliates or shareholders), shall be liable for any indirect, special, punitive or consequential losses or damages in connection with its activities related to the Interim Facility or the Interim Finance Documents.
14.
SECURITY AND GUARANTEE
a.
Responsibility

The Interim Security Agent is not liable or responsible to any other Interim Finance Party for:

i.
any failure in perfecting or protecting the Security Interest created by any Interim Security Document; or
i.
any other action taken or not taken by it in connection with an Interim Security Document.
b.
Possession of documents

The Interim Security Agent is not obliged to hold in its own possession any Interim Security Document, title deed or other document in connection with any asset over which a Security Interest is intended to be created by an Interim Security Document. Without prejudice to the above, the Interim Security Agent may allow any bank providing safe custody services or any professional adviser to the Interim Security Agent to retain any of those documents in its possession.

c.
Investments

Except as otherwise provided in any Interim Security Document, all moneys received by the Interim Security Agent under the Interim Finance Documents may be:

i.
invested in the name of, or under the control of, the Interim Security Agent in any investment for the time being authorised by applicable law for the investment by trustees of trust money or in any other investments which may be selected by the Interim Security Agent with the consent of the Majority Interim Lenders; or
i.
placed on deposit in the name of, or under the control of, the Interim Security Agent at such bank or institution (including any other Interim Finance Party) and upon such terms as the Interim Security Agent may think fit.

d.
Conflict with Interim Security Documents

If there is any conflict between the provisions of this Agreement and any Interim Security Document with regard to instructions to or other matters affecting the Interim Security Agent, this Agreement will prevail.

e.
Enforcement of Interim Security Documents
i.
The Security Interests granted pursuant to the Interim Security Documents may only be enforced if an Acceleration Notice has been given to an Obligor and remains outstanding.
i.
If the Interim Security is being enforced pursuant to paragraph (a) above, the Interim Security Agent shall enforce the Interim Security in such manner as the Majority Interim Lenders shall instruct, or, in the absence of any such instructions, as the Interim Security Agent sees fit.
ii.
Subject to Clause 15 (Agents and Arranger), each Interim Finance Party (other than the Interim Security Agent) agrees not to enforce independently or exercise any rights or powers arising under an Interim Security Document except through the Interim Security Agent and in accordance with the Interim Finance Documents.
f.
Release of security
i.
If:
1.
a disposal to a person or persons outside the Group of any asset over which a Security Interest has been created by any Interim Security Document is:
a.
being effected at the request of the Majority Interim Lenders in circumstances where any of the security created by the Interim Security Documents has become enforceable; or
b.
being effected by enforcement of the Interim Security Documents; or
2.
the Interim Liabilities are repaid in full,

the Interim Security Agent is irrevocably authorised to execute on behalf of each Interim Finance Party, each Obligor (and at the cost of the Obligors’ Agent) the releases and disposals referred to in paragraph (b) below.

ii.
The releases and other actions referred to in paragraph (a) above are:
1.
any release of any Security Interest created by the Interim Security Documents over that asset; and
1.
if that asset comprises all of the shares in the capital of any Group Company (or any direct or indirect holding company of any Group Company):

a.
a release of that Group Company and its respective Subsidiaries from all present and future liabilities under the Interim Finance Documents (both actual and contingent and including any liability to any other Group Company under the Interim Finance Documents by way of contribution or indemnity) and a release of all Security Interests granted by that Group Company and its Subsidiaries under the Interim Security Documents; or
b.
in respect of a disposal under paragraph (a)(i) above only, a disposal of all or any part of the present and future liabilities of that Group Company and its respective Subsidiaries under the Interim Finance Documents (both actual and contingent and including any liability to any other Group Company under the Interim Finance Documents by way of contribution or indemnity) owed by that Group Company and its respective Subsidiaries.
iii.
In the case of paragraph (a) above, the net cash proceeds of the disposal must be applied in accordance with Clause 11.7 (Application of proceeds).
iv.
If the Majority Interim Lenders instruct the Interim Security Agent to effect any of the releases or disposals in circumstances permitted under paragraph (b) above, each Interim Finance Party, the relevant Obligor must promptly execute (at the cost of the Obligors’ Agent) any document which is reasonably required to achieve that release or disposal. Each Obligor irrevocably authorises the Interim Security Agent to promptly execute any such document. Any release will not affect the obligations of any other Group Company under the Interim Finance Documents.
g.
Application of Proceeds - Enforcement of Interim Security

All amounts from time to time received or recovered by the Interim Security Agent in connection with the realisation or enforcement of any Interim Security shall be applied by the Interim Security Agent in the order of priority set out in Clause 11.7 (Application of proceeds).

h.
Perpetuity period

If applicable to any trust created in this Agreement, the perpetuity period for that trust is 125 years.

i.
Guarantee and indemnity

The provisions of Schedule 4 (Guarantee and Indemnity) are incorporated into this Clause 14 by reference.

15.
AGENTS AND ARRANGER
a.
Appointment of Agents

i.
Each Interim Finance Party (other than the relevant Agent) irrevocably authorises and appoints each Agent:
1.
to act as its agent under and in connection with the Interim Finance Documents (and in the case of the Interim Security Agent to act as its trustee for the purposes of the Interim Security Documents) subject to 15.11 (Role of the Interim Security Agent) with respect to the Interim Security Documents;
2.
to execute and deliver such of the Interim Finance Documents and any other document related to the Interim Finance Documents as are expressed to be executed by such Agent;
3.
to execute for and on its behalf any and all Interim Security Documents and any other agreements related to the Interim Security Documents, including the release of the Interim Security Documents; and
4.
to perform the duties and to exercise the rights, powers and discretions which are specifically delegated to such Agent by the terms of the Interim Finance Documents, together with all other incidental rights, powers and discretions.
ii.
Each Interim Finance Party:
1.
(other than the Interim Facility Agent, the Interim Security Agent and the Arranger) irrevocably authorises and appoints, severally, each of the Agents and the Arranger to accept on its behalf the terms of any reliance, non-reliance, hold harmless or engagement letter relating to any report, certificate or letter provided by accountants, auditors or other professional advisers in connection with any of the Interim Finance Documents or any related transactions and to bind such Interim Finance Party in respect of the addressing or reliance or non-reliance or limitation of liability of any person under any such report, certificate or letter; and
2.
accepts the terms and any limitation of liability or qualification in the reports or any reliance, non-reliance, hold harmless or engagement letter entered into by any of the Agents and/or the Arranger (whether before or after such Interim Finance Party became party to this Agreement) in connection with the Interim Finance Documents.
iii.
The relationship between each Agent and the other Interim Finance Parties is that of principal and agent only. Except as specifically provided in the Interim Finance Documents, no Agent shall:
1.
have, or be deemed to have, any obligations to, or trust or fiduciary relationship with, any other Party or other person, other than those for which specific provision is made by the Interim Finance Documents; or
2.
be bound to account to any other Interim Finance Party for any sum or the profit element of any sum received by it for its own account.

iv.
Neither Agent is authorised to act on behalf of an Interim Finance Party in any legal or arbitration proceedings relating to any Interim Finance Document without first obtaining that Interim Finance Party’s consent except in any proceedings for the protection, preservation or enforcement of any Interim Security Documents otherwise permitted by this Agreement.
b.
Agents’ duties
i.
Each Agent will only have those duties which are expressly specified in the Interim Finance Documents. The duties of the Agents are solely of a mechanical and administrative nature.
i.
Each Agent shall promptly send to each other Interim Finance Party a copy of each notice or document delivered to that Agent by an Obligor for that Interim Finance Party under any Interim Finance Document.
ii.
Each Agent shall, subject to any terms of this Agreement which require the consent of all the Interim Lenders or of any particular Interim Finance Party:
1.
act or refrain from acting in accordance with any instructions from the Majority Interim Lenders and any such instructions shall be binding on all the Interim Finance Parties; and
2.
not be liable for any act (or omission) if it acts (or refrains from acting) in accordance with the instructions of the Majority Interim Lenders.
iii.
In the absence of any such instructions from the Majority Interim Lenders (or if required all Interim Lenders), each Agent may act or refrain from acting as it considers to be in the best interests of the Interim Lenders and any such action (or omission) shall be binding on all Interim Finance Parties.
iv.
The Interim Facility Agent shall provide to the Borrower within two Business Days of a request by the Borrower (at any reasonable time, but no more frequently than once per calendar month), a list (which may be in electronic form) and which shall be conclusive absent manifest error setting out the names and addresses of the Interim Lenders as at the date of that request, their respective Commitments (including principal and stated interest).
c.
Agents’ rights

Each Agent may:

i.
act under the Interim Finance Documents by or through its personnel, delegates or agents (and any indemnity given to, or received by, an Agent under this Agreement extends also to its personnel, delegates or agents who may rely on this provision);
i.
except as expressly provided to the contrary in any Interim Finance Document, refrain from exercising any right, power or discretion vested in it under the Interim Finance

Documents until it has received instructions from the Majority Interim Lenders or, where relevant, all the Interim Lenders;
ii.
unless it has received notice to the contrary in accordance with this Agreement, treat the Interim Lender which makes available any portion of an Interim Loan as the person entitled to repayment of that portion (and any interest, fees or other amounts in relation thereto);
iii.
notwithstanding any other term of an Interim Finance Document, refrain from doing anything (including disclosing any information to any Interim Finance Party or other person) which would or might in its opinion breach any law, regulation, court judgment or order or any confidentiality obligation, or otherwise render it liable to any person, and it may do anything which is in its opinion necessary to comply with any such law, regulation, judgment, order or obligation;
iv.
assume that no Major Event of Default has occurred, unless it has received notice from another Party stating that a Major Event of Default has occurred and giving details of such Major Event of Default;
v.
refrain from acting in accordance with the instructions of the Majority Interim Lenders or all the Interim Lenders until it has been indemnified and/or secured to its satisfaction against all costs, losses or liabilities (including legal fees and any associated VAT) which it may sustain or incur as a result of so acting;
vi.
rely on any notice or document believed by it to be genuine and correct and assume that (i) any notice or document has been correctly and appropriately authorised and given and (ii) any notice or request made by the Obligors’ Agent is made on behalf of and with the consent and knowledge of all the Obligors;
vii.
rely on any statement made by any person regarding any matter which might reasonably be expected to be within such person’s knowledge or power to verify;
viii.
engage, obtain, rely on and pay for any legal, accounting or other expert advice or services which may seem necessary to it;
ix.
at any time, and it shall if instructed by the Majority Interim Lenders, convene a meeting of the Interim Lenders;
x.
accept without enquiry (and has no obligation to check) any title which any Obligor may have to any asset intended to be the subject of any Security Interest to be created by the Interim Security Documents; and
xi.
deposit any title deeds, transfer documents, share certificates, Interim Security Document or any other documents in connection with any of the assets charged by the Interim Security Documents with any bank or financial institution or any company whose business includes undertaking the safe custody of deeds or documents or with any lawyer or firm of lawyers or other professional advisers (each, a custodian) and it shall not be responsible or liable for or be required to insure against any loss incurred in connection with any such deposit or the misconduct or default of any such custodian and it may pay all amounts required to be paid on account or in relation to any such deposit.
d.
Exoneration of the Arranger and the Agents

Neither the Arranger nor the Agents are:

i.
responsible for, or responsible for checking, the adequacy, accuracy or completeness of:
1.
any representation, warranty, statement or information (written or oral) made in or given in connection with any report, any Interim Finance Document or any notice or document delivered in connection with any Interim Finance Document or the transactions contemplated thereby; or
2.
any notice, accounts or other document delivered under any Interim Finance Document (irrespective of whether the relevant Agent forwards that notice, those accounts or other documents to another Party);
ii.
responsible for the validity, legality, adequacy, accuracy, completeness, enforceability, admissibility in evidence or performance of any Interim Finance Document or any agreement or document entered into or delivered in connection therewith;
iii.
under any obligation or duty either initially or on a continuing basis to provide any Interim Finance Party with any credit, financial or other information relating to an Obligor or any other Group Company or any member of the Target Group or any risks arising in connection with any Interim Finance Document, except as expressly specified in this Agreement;
iv.
obliged to monitor or enquire as to the occurrence or continuation of a Major Event of Default;
v.
deemed to have knowledge of the occurrence of a Major Event of Default unless it has received notice from another Party stating that a Major Event of Default has occurred and giving details of such Major Event of Default;
vi.
responsible for any failure of any Party duly and punctually to observe and perform their respective obligations under any Interim Finance Document;
vii.
responsible for the consequences of relying on the advice of any professional advisers selected by it in connection with any Interim Finance Document;
viii.
responsible for any shortfall which arises on the enforcement or realisation of the Interim Security;
ix.
liable for acting (or refraining from acting) in what it believes to be in the best interests of the Interim Finance Parties in circumstances where it has not been given instructions by the Interim Lenders or the Majority Interim Lenders (as the case may be);

x.
liable to any Interim Finance Party for anything done or not done by it under or in connection with any Interim Finance Document and any other agreement, arrangement or documents entered into, made or executed in anticipation of, under or in connection with any Interim Finance Document, save to the extent directly caused by its own fraud, negligence or wilful misconduct; or
xi.
under any obligation to enquire into or check the title of any Obligor to, or to insure, any assets or property or any interest therein which is or is purported to be subject to any Security Interest constituted, created or evidenced by any Interim Security Document.
e.
The Arranger and the Agents individually
i.
If it is an Interim Lender, each of the Arranger and Agents has the same rights and powers under the Interim Finance Documents as any other Interim Lender and may exercise those rights and powers as if it were not also acting as an Arranger or an Agent.
i.
Each of the Agents and the Arranger may:
1.
retain for its own benefit and without liability to account to any other person any fee, profit or other amount received by it for its own account under or in connection with the Interim Finance Documents or any of the activities referred to in paragraph (ii) below; and
2.
accept deposits from, lend money to, provide any advisory, trust or other services to or engage in any kind of banking or other business with the Obligors’ Agent or any other Group Company (or Affiliate of the Obligors’ Agent or any other Group Company) or other Party (and, in each case, may do so without liability to account to any other person).
ii.
Except as otherwise expressly provided in this Agreement, no Arranger in its capacity as such has any obligation or duty of any kind to any other Party under or in connection with any Interim Finance Document.
f.
Communications and information
i.
All communications to the Obligors’ Agent (or any Affiliate of the Obligors’ Agent) under or in connection with the Interim Finance Documents are, unless otherwise specified in the relevant Interim Finance Document, to be made by or through the Interim Facility Agent. Each Interim Finance Party will notify the Interim Facility Agent of, and provide the Interim Facility Agent with a copy of, any communication between that Interim Finance Party and the Obligors’ Agent (or Affiliate of the Obligors’ Agent) on any matter concerning the Interim Facility or the Interim Finance Documents.
i.
No Agent will be obliged to transmit to or notify any other Interim Finance Party of any information relating to any Party which that Agent has or may acquire otherwise than in connection with the Interim Facility or the Interim Finance Documents.

ii.
In acting as agent for the Interim Lenders, each Agent’s agency division will be treated as a separate entity from any of its other divisions or department (the Other Divisions). Any information relating to any Group Company acquired by any of the Other Divisions of an Agent or which in the opinion of that Agent is acquired by it otherwise than in its capacity as Agent under the Interim Finance Documents may be treated by it as confidential and will not be treated as information available to the other Interim Finance Parties.
g.
Non-reliance
i.
Each other Interim Finance Party confirms that it has made (and will continue to make) its own independent investigation and appraisal of the assets, business, financial condition and creditworthiness of the Group and the Target Group and of any risks arising under or in connection with any Interim Finance Document, and has not relied, and will not at any time rely, on any Arranger or any Agent:
1.
to assess the adequacy, accuracy or completeness of any information (whether oral or written) provided by or on behalf of the Obligors’ Agent or any Group Company or any member of the Target Group under or in connection with any Interim Finance Document (whether or not that information has been or is at any time circulated to it by an Arranger or an Agent), or any document delivered pursuant thereto;
2.
to assess whether that Interim Finance Party has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under or in connection with any Interim Finance Document;
3.
to assess the assets, business, financial condition or creditworthiness of an Obligor, any Group Company, the Target Group or any other person; or
4.
to assess the validity, legality, adequacy, accuracy, completeness, enforceability or admissibility in evidence of any Transaction Document or any document delivered pursuant thereto.
ii.
This Clause 15.7 is without prejudice to the responsibility of each Obligor for the information supplied by it or on its behalf under or in connection with the Interim Finance Documents and each Obligor remains responsible for all such information.
iii.
No Party (other than the relevant Agent) may take any proceedings against any officer, delegate, employee or agent of an Agent in respect of any claim it may have against that Agent or in respect of any act or omission by that officer, delegate, employee or agent in connection with any Interim Finance Document.
iv.
No Agent will be liable for any delay (or any related consequences) in crediting an account with an amount required under the Interim Finance Documents to be paid by that Agent if that Agent has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by that Agent for that purpose.

h.
Know your customer

Nothing in this Agreement shall oblige any Agent or any Arranger to carry out know your customer or other checks in relation to any person on behalf of any Interim Lender and each Interim Lender confirms to the Agents and the Arranger that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by the Agents or the Arranger.

i.
Agents’ indemnity
i.
Each Interim Lender shall on demand indemnify each Agent for its share of any cost, loss or liability incurred by the relevant Agent in acting, or in connection with its role, as Agent under the Interim Finance Documents, except to the extent that the cost, loss or liability is incurred as a result of the relevant Agent’s fraud, negligence or wilful misconduct.
i.
An Interim Lender’s share of any such loss or liability shall be the proportion which:
1.
that Interim Lender’s participation in the outstanding Interim Loans bears to the aggregate Interim Loans at the time of demand; or
2.
if there is no outstanding Interim Loan at that time, that Interim Lender’s Interim Commitment bears to the Total Interim Commitments at that time; or
3.
if the Total Interim Commitments have been cancelled, that Interim Lender’s Interim Commitment bore to the Total Interim Commitments immediately before being cancelled.
ii.
The provisions of this Clause 15.9 are without prejudice to any obligations of an Obligor to indemnify the Agents under the Interim Finance Documents.
j.
Amounts paid in error
i.
If the Interim Facility Agent pays an amount to another Interim Finance Party and within three (3) Business Days of the date of payment the Interim Facility Agent notifies that Interim Finance Party that such payment was an Erroneous Payment then the Interim Finance Party to whom that amount was paid by the Interim Facility Agent shall on demand refund the same to the Interim Facility Agent together with interest on that amount from the date of payment to the date of receipt by the Interim Facility Agent, calculated by the Interim Facility Agent to reflect its cost of funds.
i.
Neither:
1.
the obligations of any Interim Finance Party to the Interim Facility Agent; nor
2.
the remedies of the Interim Facility Agent,

(whether arising under this Clause 15.10 or otherwise) which relate to an Erroneous Payment will be affected by any act, omission, matter or thing which, but for this paragraph (b), would reduce, release or prejudice any such obligation or remedy (whether or not known by the Interim Facility Agent or any other Interim Finance Party).

ii.
All payments to be made by an Interim Finance Party to the Interim Facility Agent (whether made pursuant to this Clause 15.10 or otherwise) which relate to an Erroneous Payment shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim.
iii.
In this Agreement, Erroneous Payment means a payment of an amount by the Interim Facility Agent to another Interim Finance Party which the Interim Facility Agent determines (in its sole discretion) was made in error.
k.
Role of the Interim Security Agent
i.
The Interim Security Agent declares that it shall hold the Interim Security on trust for itself and the other Interim Finance Parties on the terms contained in this Agreement and shall administer the Interim Security Documents for itself and the other Interim Finance Parties and will apply all payments and other benefits received by it under the Interim Security Documents in accordance with the Interim Finance Documents.
i.
Each of the Parties agrees that the Interim Security Agent shall have only those duties, obligations and responsibilities expressly specified in this Agreement or in the Interim Security Documents to which the Interim Security Agent is expressed to be a party (and no others shall be implied).
ii.
Each Interim Finance Party hereby authorises the Interim Security Agent (whether or not by or through employees or agents):
1.
to exercise such rights, remedies, powers and discretions as are specifically delegated to or conferred upon the Interim Security Agent under the Interim Security Documents together with such powers and discretions as are reasonably incidental thereto; and
2.
to take such action on its behalf as may from time to time be authorised under or in accordance with the Interim Security Documents.
iii.
The Interim Security Agent shall not be liable for any failure, omission or defect in registering, protecting or perfecting any Security Interest constituted, created or evidenced by any Interim Security Document.
iv.
The Interim Security Agent has no duty or obligation to require the deposit with it of, or to hold, any title deeds, share certificates, transfer documents or other documents in connection with any asset charged or encumbered or purported to be charged or encumbered under any Interim Security Document.

v.
Each Interim Finance Party confirms its approval of each Interim Security Document and authorises and directs the Interim Security Agent (by itself or by such person(s) as it may nominate) to execute and enforce the same as trustee (or agent) or as otherwise provided.
vi.
It is agreed that, in relation to any jurisdiction the courts of which would not recognise or give effect to the trust expressed to be created by this Agreement, the relationship of the Interim Finance Parties to the Interim Security Agent shall be construed as one of principal and agent but, to the extent permissible under the laws of such jurisdiction, that all the other provisions of this Agreement shall have full force and effect between the parties hereto.
16.
PRO RATA PAYMENTS
a.
Recoveries

Subject to Clause 16.3 (Exceptions to sharing), if any amount owing by any Obligor under any Interim Finance Document to an Interim Lender (the Recovering Interim Lender) is discharged by payment, set-off or any other manner other than through the Interim Facility Agent in accordance with Clause 11 (Payments) (the amount so discharged being a Recovery), then:

i.
within three (3) Business Days of receipt of the Recovery, the Recovering Interim Lender shall notify details of such Recovery to the Interim Facility Agent;
i.
the Interim Facility Agent shall determine whether the amount of the Recovery is in excess of the amount which such Recovering Interim Lender should have received had such amount been paid to the Interim Facility Agent under Clause 11 (Payments) without taking account of any Tax which would have been imposed on the Interim Facility Agent in relation to the Recovery (any such excess amount being the Excess Recovery);
ii.
within three (3) Business Days of demand, the Recovering Interim Lender shall pay to the Interim Facility Agent an amount equal to the Excess Recovery;
iii.
the Interim Facility Agent shall treat that payment as if it was a payment made by the relevant Obligor to the Interim Lenders under Clause 11 (Payments) and distribute it to the Interim Lenders (other than the Recovering Interim Lender) accordingly; and
iv.
on a distribution by the Interim Facility Agent under paragraph (d) above of any payment received by a Recovering Interim Lender from an Obligor as between the relevant Obligor and the Recovering Interim Lender, the amount of the Excess Recovery shall be treated as not having been paid and (without double counting) that Obligor will owe the Recovering Interim Lender a debt (immediately due and payable) in an amount equal to the Excess Recovery.
b.
Notification of Recovery

If any Recovery has to be wholly or partly refunded by the Recovering Interim Lender after it has paid any amount to the Interim Facility Agent under paragraph (c) of Clause 16.1 (Recoveries), each Interim Lender to which any part of the Excess Recovery (or amount in respect of it) was distributed will, on request from the Recovering Interim Lender, pay to the Recovering Interim Lender that Interim Lender’s pro rata share of the amount (including any related interest) which has to be refunded by the Recovering Interim Lender.

c.
Exceptions to sharing

Notwithstanding Clause 16.1 (Recoveries), no Recovering Interim Lender will be obliged to pay any amount to the Interim Facility Agent or any other Interim Lender in respect of any Recovery:

i.
if it would not (after that payment) have a valid claim against an Obligor under paragraph (e) of Clause 16.1 (Recoveries) in an amount equal to the Excess Recovery; or
i.
which it receives as a result of legal proceedings taken by it to recover any amounts owing to it under the Interim Finance Documents, which proceedings have been notified to the other Interim Finance Parties and where the Interim Lender concerned had a right and opportunity to, but does not, either join in those proceedings or promptly after receiving notice commence and diligently pursue separate proceedings to enforce its rights in the same or another court.
d.
No security

The provisions of this Clause 16 shall not constitute a charge by any Interim Lender over all or any part of any amount received or recovered by it under any of the circumstances mentioned in this Clause 16.

17.
SET-OFF

If a Major Event of Default has occurred and is continuing, an Interim Finance Party may set off any matured obligation (to the extent beneficially owned by the Interim Finance Party) due and payable by an Obligor to it under an Interim Finance Document against any matured obligation due and payable by it to that Obligor, regardless of currency, place of payment or booking branch of either obligation. The relevant Interim Finance Party may convert either obligation at a market rate of exchange in its ordinary course of business in order to effect such set-off.

18.
NOTICES
a.
18.1 Mode of service
i.
Any notice, demand, consent or other communication (a Notice) made under or in connection with any Interim Finance Document must be in writing and made by letter, email or any other electronic communication approved by the Interim Facility Agent or otherwise permitted pursuant to the terms of this Agreement.
i.
An electronic communication will be treated as being in writing for the purposes of this Agreement.

ii.
The address and email address of each Party (and person for whose attention the Notice is to be sent) for the purposes of Notices given under or in connection with the Interim Finance Documents are:
1.
in the case of any person which is a Party on the date of this Agreement, the address and email address set out beneath its name in the signature pages to this Agreement;
2.
in the case of any other Interim Finance Party, the address and email address notified in writing by that Interim Finance Party for this purpose to the Interim Facility Agent on or before the date it becomes a Party; or
3.
any other address and/or email address notified in writing by that Party for this purpose to the Interim Facility Agent (or in the case of the Interim Facility Agent, notified by the Interim Facility Agent to the other Parties) by not less than five (5) Business Days’ notice.
iii.
Any Notice given to an Agent will be effective only:
1.
if it is marked for the attention of the department or officer specified by that Agent for receipt of Notices; and
2.
subject to paragraph (b) of Clause 18.2 (Deemed service) below, when actually received by that Agent.
b.
Deemed service
i.
Subject to paragraph (b) below, a Notice will be deemed to be given as follows:
1.
if by letter or delivered personally, when delivered;
2.
if by email or any other electronic communication, when received in legible form; and
3.
if by posting to an electronic website, at the time of notification to the relevant recipient of such posting or (if later) the time when the recipient was given access to such website.
ii.
A Notice given in accordance with paragraph (a) above but received on a day that is not a Business Day or after business hours in the place of receipt will only be deemed to be given on the next working day in that place.
c.
Electronic communication
i.
Any communication to be made between the Interim Facility Agent and an Interim Lender under or in connection with the Interim Finance Documents may be made by unencrypted electronic mail or other electronic means, if the Interim Facility Agent and the relevant Interim Lender:

1.
agree that, unless and until notified to the contrary, this is to be an accepted form of communication;
2.
notify each other in writing of their electronic mail address and/or any other information required to enable the sending and receipt of information by that means; and
3.
notify each other of any change to their address or any other such information supplied by them.
ii.
Any electronic communication made between the Interim Facility Agent and an Interim Lender will be effective only when actually received in readable form and in the case of any electronic communication made by an Interim Lender to the Interim Facility Agent only if it is addressed in such a manner as the Interim Facility Agent shall specify for this purpose.
d.
Language
i.
Any Notice must be in English.
i.
All other documents provided under or in connection with any Interim Finance Document must be:
1.
in English; or
2.
if not in English, accompanied by a certified English translation, in which case, the English translation will prevail unless the document is a constitutional, statutory or other official document.
e.
Personal liability

No personal liability shall attach to any director, manager, officer, employee or other individual signing a certificate or other document on behalf of a Group Company which proves to be incorrect in any way, unless that individual acted fraudulently in giving that certificate or other document, in which case, any liability will be determined in accordance with applicable law.

19.
CONFIDENTIALITY
i.
Each Interim Finance Party will keep the Interim Finance Documents and any information supplied to it by or on behalf of any Group Company under the Interim Finance Documents confidential, provided that it may disclose any such document or information to any person:
1.
to (or through) whom it assigns or transfers (or may potentially assign or transfer) all or any of its rights and/or obligations under one or more Interim Finance Documents and to any of that person’s Affiliates, related funds, representatives and professional advisers on a confidential basis (provided that such person has first entered into a Confidentiality Undertaking agreeing to keep such Interim Finance Document or other document or information confidential);
2.
with (or through) whom it enters into (or may potentially enter into), whether directly or indirectly, any sub-participation in relation to, or any other transaction under which payments are to be made or may be made by reference to, one or more Interim Finance Documents and/or one or more Obligors and to any of that person’s Affiliates, related funds, representatives and professional advisers on a confidential basis (provided that such person has first entered into a Confidentiality Undertaking agreeing to keep such Interim Finance Document or other document or information confidential);
3.
which is publicly available (other than by virtue of a breach of this Clause 19);
4.
if and to the extent required by law or regulation (including the City Code) or at the request of an administrative authority (including any tax or bank supervisory authority);
5.
to its directors, officers, employees, auditors and professional advisers on a confidential basis;
6.
to any direct or indirect Holding Company of any Obligor, any Party or any Group Company;
7.
to the extent reasonably necessary in connection with any legal or arbitration proceedings to which it is a party;
8.
for the purpose of obtaining any consent, making any filing, registration or notarisation or paying any stamp or registration tax or fee in connection with any of the Interim Finance Documents;
9.
with the agreement of the Obligors’ Agent; or
10.
to any Affiliate (and any of their officers, directors, employees, professional advisers, auditors, partners and representatives) in connection with the transactions contemplated hereby, on an as needed and confidential basis.
ii.
This Clause 19 replaces any previous confidentiality undertaking given by any Interim Finance Party in connection with this Agreement prior to it becoming a Party.
iii.
For reasons of technical practicality, electronic communication may be sent in unencrypted form, even if the content may be subject to confidentiality and banking secrecy.
20.
KNOW YOUR CUSTOMER REQUIREMENTS

If:

i.
the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation made after the date of this Agreement;
i.
any change in the status of the Obligors or the composition of the shareholders of the Obligors after the date of this Agreement; or
ii.
a proposed assignment or transfer by an Interim Lender of any of its rights and/or obligations under this Agreement to a party that is not an Interim Lender prior to such assignment or transfer,

obliges the Interim Facility Agent or any Interim Lender (or, in the case of paragraph (a)(i) of Clause 19 (Confidentiality) above, any prospective new Interim Lender) to comply with “know your customer” or similar identification procedures in circumstances where the necessary information is not already available to it, the Obligors must promptly on the request of any Interim Finance Party supply to that Interim Finance Party any documentation or other evidence which is reasonably requested by that Interim Finance Party (whether for itself, on behalf of any Interim Finance Party or any prospective new Interim Lender) to enable an Interim Finance Party or prospective new Interim Lender to complete all applicable know your customer requirements. For the avoidance of doubt, any notification given by the Interim Facility Agent pursuant to paragraph (b) of Clause 3.1 (Conditions Precedent) shall remain valid and in full force and effect notwithstanding the occurrence of any of the circumstances in paragraphs (a) to (c) (inclusive).

21.
REPRESENTATIONS, UNDERTAKINGS AND EVENTS OF DEFAULT
a.
Representations
i.
Each Obligor makes the representations and warranties stated in Part A (Major Representations) of Schedule 5 (Major Representations, Undertakings and Events of Default) in respect of itself only to each Interim Finance Party on the date of this Agreement, the date of each Drawdown Request and the first day of each Interest Period, in each case by reference to the facts and circumstances existing at the relevant time.
i.
Each Obligor acknowledges that each Interim Finance Party is relying on the representations and warranties made by it.
b.
Undertakings

Major Undertakings:

i.
Each Obligor agrees to be bound by the Major Undertakings relating to it set out in Part B (Major Undertakings) of Schedule 5 (Major Representations, Undertakings and Events of Default). For the avoidance of doubt, no undertakings other than those which are set out in Part II (Major Undertakings) of Schedule 5 (Major Representations, Undertakings and Events of Default) shall constitute a Major Undertaking.

Anti-Money Laundering and Sanctions Undertaking:

i.
Each Obligor shall conduct its businesses in compliance in all material respects with applicable Anti- Corruption Laws, applicable Anti-Money Laundering Laws and applicable Sanctions.
ii.
Each Obligor undertakes that it will procure that, so far as it is able and to such Obligor’s knowledge, any director, officer, agent, employee or person acting on behalf of the foregoing, is not a Restricted Person.
iii.
Each Obligor shall not knowingly (acting with due care and enquiry) use, permit or authorise any other person to, directly or indirectly, use, lend, make payments of, contribute or otherwise make available, all or any part of the proceeds of the Interim Facility or other transactions contemplated by this Agreement to fund any trade, business or other activities:
1.
involving or for the benefit of any Restricted Person or in any Sanctioned Country in breach of Sanctions; or
2.
in any other manner, that could reasonably be expected to result in it or any Lender being in breach of any Sanctions or becoming a Restricted Person.
iv.
Each Obligor shall not directly or, knowingly, indirectly, use the proceeds of any Interim Loan (or lend, contribute or otherwise make available such proceeds to any person) in furtherance of an offer, payment, promise to pay, or authorisation of the payment or giving of, or agreeing to give, money, anything else of value, or any financial or other advantage or inducement to any person in violation of any Anti-Corruption Laws.

Acquisition Undertakings:

i.
The Borrower shall (or shall procure the relevant Acquiring Entity shall) use commercially reasonable efforts to keep the Interim Facility Agent reasonably informed as to any material developments in relation to the Scheme or, as applicable, the Offer (in each case, subject to the applicable legal and regulatory restrictions on disclosure thereof) as the Interim Facility Agent may reasonably request.
v.
In the case of an Offer, where becoming entitled to do so, the Borrower shall (or shall procure the relevant Acquiring Entity shall) promptly give notices under Section 979 of the Companies Act 2006 in respect of the Target Shares and shall promptly (and in any event within the maximum time period prescribed for such actions) complete a Squeeze-out.
vi.
Subject always to the Companies Act 2006 and any applicable listing rules, in the case of a Scheme, within 60 days after the Scheme Effective Date, and in relation to an Offer, within 60 days after the date upon which the Borrower (directly or indirectly) owns shares in Target (excluding any shares held in treasury), which, when aggregated with all other shares in Target owned directly or indirectly by the Borrower, represent not less than the Minimum Acceptance Threshold, procure that such action as is necessary is taken to procure that trading in the shares in Target on the Alternative Investment Market of the

London Stock Exchange is cancelled and as soon as reasonably practicable thereafter, procure that the Target is re-registered as a private limited company.
c.
Events of Default
i.
The Obligors’ Agent shall promptly notify the Interim Facility Agent of (i) any Major Event of Default and (ii) any breach of the undertakings set out under the section titled “Acquisition Undertakings” in Clause 21.2 (Undertakings) (and, in each case, the steps, if any, being taken to remedy it) upon becoming aware of its occurrence.
i.
Promptly upon a request by the Interim Facility Agent, if the Interim Facility Agent has reasonable grounds for believing there is an outstanding Major Event of Default, the Obligors’ Agent shall supply to the Interim Facility Agent a certificate signed by an authorised signatory of the Obligors’ Agent certifying that no Major Event of Default is continuing (or, if a Major Event of Default is continuing, specifying the Major Event of Default and the steps, if any, being taken to remedy it).
22.
CHANGES TO PARTIES
a.
No transfers by the Obligors

The Obligors may not assign, novate or transfer all or any part of their rights and obligations under any Interim Finance Documents.

b.
Transfers by Interim Lenders
i.
Subject to paragraph (b) and (c) below, an Interim Lender (an Existing Interim Lender) may assign any of its rights or benefits, or transfer by novation or sub- participate any of its rights or benefits and obligations under or by reference to any Interim Finance Document to another bank or financial institution or to a trust, fund or other entity which is regularly engaged in or established for the purpose of making, purchasing or investing in loans, securities or other financial assets (a New Interim Lender).
i.
Any assignment, transfer, sub-participation or other syndication of any rights, benefits and/or obligations under or by reference to the Interim Finance Documents by an Interim Lender shall:
1.
on or prior to the expiry of the Certain Funds Period, require the prior written consent of the Obligors’ Agent (in its sole discretion); and
2.
after the expiry of the Certain Funds Period, require the prior written consent of the Obligors’ Agent (in its sole discretion) unless:
a.
such assignment, transfer or sub-participation is to another Interim Lender or an Affiliate of an Interim Lender, provided that the Obligors’ Agent is informed at least ten (10) Business Days in advance of the proposed date of such assignment, transfer or sub-participation; or

b.
a Major Event of Default has occurred and is continuing,

provided that, in all cases (and regardless of whether a Major Event of Default has occurred and is continuing) no assignment, transfer or sub-participation shall be made to any of the following persons unless the prior written consent of the Obligors’ Agent (in its sole discretion) is obtained:

(1) an Industry Competitor; or

(2) any person that is (or would, upon becoming an Interim Lender, be) a Defaulting Lender,

and further provided that, in all cases (other than where a Major Event of Default under paragraphs 1, 5 and 6 of Part III (Major Events of Default) of Schedule 5 (Major Representations, Undertakings and Events of Default) has occurred and is continuing) no assignment, transfer or sub-participation shall be made to a Loan to Own/Distressed Investor unless the prior written consent of the Obligors’ Agent (in its sole discretion) is obtained.

ii.
The Obligors’ Agent may require the Interim Finance Parties to provide information in reasonable detail regarding the identities and participations of each of the Interim Lenders and any sub-participants as soon as reasonably practicable after receipt of such request.
iii.
Each New Interim Lender, by executing the relevant Transfer Certificate or Assignment Agreement, confirms, for the avoidance of doubt, that the Interim Facility Agent has authority to execute on its behalf any consent, release, waiver or amendment that has been approved by the applicable Existing Interim Lender in accordance with this Agreement on or prior to the date on which the transfer or assignment becomes effective in accordance with this Agreement and that it is bound by that agreement or consent to the same extent as the Existing Interim Lender would have been had it remained an Interim Lender.
iv.
Notwithstanding any other provision of this Agreement, no Obligor or other Group Company shall be liable to any other Party (by way of reimbursement, indemnity or otherwise) for any stamp, transfer or registration taxes, notarial and security registration or perfection fees, costs or other amounts payable by any Party in connection with any re-taking, re-notarisation, perfection, presentation, novation, re-registration of any Interim Security or otherwise in connection with any assignment, transfer, sub-participation or other back-to- back arrangement (except where such assignment, transfer, sub-participation or other back-to-back arrangement is at the request of an Obligor or, in respect of costs and liabilities which an Interim Finance Party (directly or indirectly) suffers (provided that all such costs and liabilities are reasonable) in relation to any stamp duty, stamp duty reserve tax, transfer tax, registration or other similar Tax payable in respect of any Interim Finance Document, as a result of any action taken pursuant to Clause 10.2 (Mitigation)).
v.
Notwithstanding any other provision in this Clause 22, if prior to the end of the Certain Funds Period, an Existing Interim Lender transfers or assigns any of its rights and obligations under any Interim Finance Document in accordance with this Clause 22, it shall remain on risk and liable to fund any amount which any New Interim Lender (or subsequent New Interim Lender), following such transfer of rights and obligations in accordance with this Clause 22, is obliged to fund on the Interim Closing Date, but has failed to fund on that date, as if such transfer never occurred.
vi.
Any reference in this Agreement to an Interim Lender includes a New Interim Lender but excludes an Interim Lender if no amount is or may become owed to it under this Agreement.
vii.
Unless the Interim Facility Agent agrees otherwise and excluding an assignment or transfer:
1.
to an Affiliate of an Interim Lender; or
2.
to a Related Fund,

the New Interim Lender shall, on or before the date upon which an assignment or transfer to it takes effect pursuant to this Clause 22, pay to the Interim Facility Agent (for its own account) a fee of $2,000.

c.
Limitation of responsibility of Existing Interim Lenders
i.
Unless expressly agreed to the contrary, an Existing Interim Lender makes no representation or warranty and assumes no responsibility to a New Interim Lender for:
1.
the legality, validity, effectiveness, adequacy or enforceability of the Interim Security, the Transaction Documents or any other documents;
2.
the financial condition of any Obligor;
3.
the performance and observance by any Obligor or other Group Company of its obligations under the Transaction Documents or any other documents; or
4.
the accuracy of any statements (whether written or oral) made in or in connection with any Transaction Document or any other document,

and any representations or warranties implied by law are excluded.

ii.
Each New Interim Lender confirms to the Existing Interim Lender and the other Interim Finance Parties that it:
1.
has made (and shall continue to make) its own independent investigation and assessment of the financial condition and affairs of each Obligor and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Existing Interim Lender or any other Interim Finance Party in connection with any Transaction Document or the Interim Security; and

2.
will continue to make its own independent appraisal of the creditworthiness of each Obligor and its related entities whilst any amount is or may be outstanding under the Interim Finance Documents or any Interim Commitment is in force.
iii.
Nothing in any Interim Finance Document obliges an Existing Interim Lender to:
1.
accept a re-transfer or re-assignment from a New Interim Lender of any of the rights and obligations assigned or transferred under this Clause 22; or
2.
support any losses directly or indirectly incurred by the New Interim Lender by reason of the non-performance by any Obligor of its obligations under the Transaction Documents or otherwise.
d.
Procedure for transfer
i.
Subject to the conditions set out in paragraph (b) of Clause 22.2 (Transfers by Interim Lenders), a transfer is effected in accordance with paragraph (c) below when the Interim Facility Agent executes an otherwise duly completed Transfer Certificate delivered to it by the Existing Interim Lender and the New Interim Lender. The Interim Facility Agent shall, subject to paragraph (b) below, as soon as reasonably practicable after receipt by it of a duly completed Transfer Certificate appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Transfer Certificate.
i.
The Interim Facility Agent shall only be obliged to execute a Transfer Certificate delivered to it by the Existing Interim Lender and the New Interim Lender once it is satisfied it has complied with all necessary “know your customer” or similar checks under all applicable laws and regulations in relation to the transfer to such New Interim Lender.
ii.
On the Transfer Date:
1.
to the extent that in the Transfer Certificate the Existing Interim Lender seeks to transfer by novation its rights and obligations under the Interim Finance Documents and in respect of the Interim Security each of the Obligors and the Existing Interim Lender shall be released from further obligations towards one another under the Interim Finance Documents and in respect of the Interim Security and their respective rights against one another under the Interim Finance Documents and in respect of the Interim Security shall be cancelled (being the Discharged Rights and Obligations);
2.
each of the Obligors and the New Interim Lender shall assume obligations towards one another and/or acquire rights against one another which differ from the Discharged Rights and Obligations only insofar as that Obligor or other Group Company and the New Interim Lender have assumed and/or acquired the same in place of that Obligor and the Existing Interim Lender;
3.
the Interim Facility Agent, the Arranger, the Interim Security Agent, the New Interim Lender and the other Interim Lenders shall acquire the same rights and assume the same obligations between themselves and in respect of the Interim Security as they would have acquired and assumed had the New Interim Lender been an Original Interim Lender with the rights and/or obligations acquired or assumed by it as a result of the transfer and to that extent the Interim Facility Agent, the Arranger, the Interim Security Agent and the Existing Interim Lender shall each be released from further obligations to each other under the Interim Finance Documents; and
4.
the New Interim Lender shall become a Party as an “Interim Lender”.
iii.
If any assignment, transfer, sub-participation or other syndication of any rights, benefits and/or obligations under or by reference to the Interim Finance Documents in accordance with Clause 22.2 (Transfers by Interim Lenders) is executed in breach of the provisions contemplated in this Clause 22, such assignment, transfer or sub-participation, shall be void and deemed not to have occurred.
e.
Procedure for assignment
i.
Subject to the condition set out in paragraph (b) of Clause 22.2 (Transfers by Interim Lenders), an assignment may be effected in accordance with paragraph below when the Interim Facility Agent executes an otherwise duly completed Assignment Agreement delivered to it by the Existing Interim Lender and the New Interim Lender. The Interim Facility Agent shall, subject to paragraph (b) below, as soon as reasonably practicable after receipt by it of a duly completed Assignment Agreement appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Assignment Agreement.
i.
The Interim Facility Agent shall only be obliged to execute an Assignment Agreement delivered to it by the Existing Interim Lender and the New Interim Lender once it is satisfied it has complied with all necessary “know your customer” or similar checks under all applicable laws and regulations in relation to the assignment to such New Interim Lender.
ii.
On the Transfer Date:
1.
the Existing Interim Lender will assign absolutely to the New Interim Lender its rights under the Interim Finance Documents and in respect of the Interim Security expressed to be the subject of the assignment in the Assignment Agreement;
2.
the Existing Interim Lender will be released from the obligations (the Relevant Obligations) expressed to be the subject of the release in the Assignment Agreement (and any corresponding obligations by which it is bound in respect of the Interim Security);
3.
the New Interim Lender shall become a Party as an “Interim Lender” and will be bound by obligations equivalent to the Relevant Obligations; and

4.
if the assignment relates only to part of the Existing Interim Lender’s share in the outstanding Interim Loans, the assigned part will be separated from the Existing Interim Lender’s share in the outstanding Interim Loans, made an independent debt and assigned to the New Interim Lender as a whole debt.
f.
Copy of Transfer Certificate or Assignment Agreement to Obligors’ Agent

The Interim Facility Agent shall, as soon as reasonably practicable after it has executed a Transfer Certificate or an Assignment Agreement, send a copy of that Transfer Certificate or Assignment Agreement to the Obligors’ Agent.

g.
Increased costs

If:

i.
an Interim Lender assigns, transfers, sub-participates or otherwise disposes of any of its rights or obligations under the Interim Finance Documents or changes its Facility Office or lending office or branch; and
i.
as a result of circumstances existing at the date the assignment, transfer, sub- participation or other change occurs, an Obligor would be obliged to make a payment or increased payment to the New Interim Lender or Interim Lender acting through its new office, branch or Facility Office under Clauses 9.1 (Gross-up), 9.3 (Tax indemnity) or 10.1 (Increased Costs), then the New Interim Lender or Interim Lender acting through its new office, branch or Facility Office is not entitled to receive a payment under Clause 9.1 (Gross-up), 9.3 (Tax indemnity) or 10.1 (Increased Costs) to the extent such payment would be greater than the payment that would have been made to the Existing Interim Lender or Interim Lender acting through its previous office, branch or Facility Office had the assignment, transfer sub-participation or other change not occurred unless such assignment, transfer, sub-participation or other change is (i) pursuant to Clause 10.2 (Mitigation) or (ii) at the request of the Obligors’ Agent under Part III (Replacement of an Interim Lender / Increase) of Schedule 6 (Impairment and Replacement of Interim Finance Parties).

h.
Pro rata interest settlement
i.
If the Interim Facility Agent has notified the Interim Lenders that it is able to distribute interest payments on a “pro rata basis” to Existing Interim Lenders and New Interim Lenders then (in respect of any transfer pursuant to Clause 23.4 (Procedure for transfer) or any assignment pursuant to Clause 23.5 (Procedure for assignment) the Transfer Date of which, in each case, is after the date of such notification and is not on the last day of an Interest Period):
1.
any interest or fees in respect of the relevant participation which are expressed to accrue by reference to the lapse of time shall continue to accrue in favour of the Existing Interim Lender up to but excluding the Transfer Date (Accrued Amounts) and shall become due and payable to the Existing Interim Lender

(without further interest accruing on them) on the last day of the current Interest Period; and
2.
the rights assigned or transferred by the Existing Interim Lender will not include the right to the Accrued Amounts so that, for the avoidance of doubt:
a.
when the Accrued Amounts become payable, those Accrued Amounts will be payable for the account of the Existing Interim Lender; and
b.
the amount payable to the New Interim Lender on that date will be the amount which would, but for the application of this Clause 23.9, have been payable to it on that date, but after deduction of the Accrued Amounts.
ii.
In this Clause 23.9, references to “Interest Period” shall be construed to include a reference to any other period for accrual of fees.
iii.
An Existing Interim Lender which retains the right to the Accrued Amounts pursuant to this Clause 23.9 but which does not have an Interim Commitment shall be deemed not to be an Interim Lender for the purposes of ascertaining whether the agreement of any specified group of Interim Lenders has been obtained to approve any request for a consent, waiver, amendment or other vote of Interim Lenders under the Interim Finance Documents.
23.
IMPAIRMENT AND REPLACEMENT OF INTERIM FINANCE PARTIES

The provisions of Schedule 6 (Impairment and Replacement of Interim Finance Parties) are incorporated into this Clause 23 by reference.

24.
CONDUCT OF BUSINESS BY THE INTERIM FINANCE PARTIES

No provision of this Agreement will:

i.
interfere with the right of any Interim Finance Party to arrange its affairs (tax or otherwise) in whatever manner it thinks fit;
i.
oblige any Interim Finance Party to investigate or claim any credit, relief, remission or repayment available to it or to the extent, order and manner of any claim; or
ii.
oblige any Interim Finance Party to disclose any information relating to its affairs (tax or otherwise) or any computations in respect of Tax.
25.
AMENDMENTS AND WAIVERS
a.
25.1 Required consents

i.
Subject to Clause 25.2 (Exceptions), any term of the Interim Finance Documents may be amended or waived only with the consent of the Majority Interim Lenders and the Obligors’ Agent and any such amendment or waiver will be binding on all Parties.
i.
The Interim Facility Agent may effect, on behalf of any Interim Finance Party, any amendment or waiver permitted by this Clause 25.
b.
Exceptions
i.
An amendment or waiver that has the effect of changing or which relates to:
1.
the definition of Majority Interim Lenders;
2.
Clause 5 (Nature of an Interim Finance Party’s Rights and Obligations), Clause 16 (Pro Rata Payments) or Clause 22 (Changes to Parties);
3.
any change to the Obligors;
4.
the nature or scope of:
a.
the Interim Security; or
b.
the manner in which the proceeds of enforcement of the Interim Security are distributed;
c.
the release of any guarantee and indemnity granted under any Interim Finance Document or release of any Interim Security, in each case, unless permitted under this Agreement or any other Interim Finance Document;
5.
any provision which expressly requires the consent of all of the Interim Lenders; or
6.
this Clause 25,

shall not be made without the prior consent of all the Interim Lenders.

ii.
An amendment or waiver that has the effect of changing or relates to:
1.
an extension to the availability periods referred to herein or the date of payment of any amount under any Interim Finance Document;
2.
a reduction in the Margin or the amount of any payment to be made under any Interim Finance Document;
3.
an increase in or an extension of any Interim Commitment; or
4.
a change in currency of payment of any amount under the Interim Finance Documents,

in each case, other than as expressly contemplated or provided for in this Agreement, shall only require the consent of each Interim Lender that is participating in that extension, reduction, increase or change.

iii.
An amendment or waiver which relates to the rights or obligations of the Interim Facility Agent, the Arranger or the Interim Security Agent may not be effected without the consent of the Interim Facility Agent, the Arranger or the Interim Security Agent, as applicable.
iv.
Without prejudice to the Interim Facility Agent’s right to seek instruction from the Interim Lenders from time to time, this Agreement and any other Interim Finance Document may be amended solely with the consent of the Interim Facility Agent and the Obligors’ Agent without the need to obtain the consent of any other Interim Lender if such amendment is effected in order:
1.
to correct or cure ambiguities, errors, omissions, defects;
2.
to effect administrative changes of a technical or immaterial nature; or
3.
to fix incorrect cross references or similar inaccuracies in this Agreement or the applicable Interim Finance Document.
c.
Excluded Commitment

If an Interim Lender does not either accept or reject a request from a Group Company (or the Interim Facility Agent on behalf of that Group Company) for any consent or agreement in relation to a release, waiver or amendment of any provisions of the Interim Finance Documents or other vote of Interim Lenders under the terms of the Interim Finance Documents within ten (10) Business Days (or any other period of time specified by that Group Company but, if shorter than ten (10) Business Days, as agreed by the Interim Facility Agent) of the date of such request being made (the last day of such period being the Exclusion Date), then that Interim Lender shall be automatically excluded from participating in that vote and its participations, Interim Commitments and vote (as the case may be) shall not be included (or, as applicable, required) with the Total Interim Commitments or otherwise when ascertaining whether the approval of Majority Interim Lenders, all Interim Lenders, or any other class of Interim Lenders (as applicable) has been obtained with respect to that request for a consent or agreement and its status as an Interim Lender shall be disregarded for the purpose of ascertaining whether the agreement of any specified group of Interim Lenders has been obtained to approve the request.

26.
MISCELLANEOUS
a.
Partial invalidity

If any provision of the Interim Finance Documents is or becomes illegal, invalid or unenforceable in any jurisdiction that shall not affect the legality, validity or enforceability in that jurisdiction of any other term of the Interim Finance Documents or the legality, validity or enforceability in other jurisdictions of that or any other term of the Interim Finance Documents.

b.
Counterparts

This Agreement may be executed in any number of counterparts and all of those counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by email attachment or telecopy shall be an effective mode of delivery.

c.
Remedies and waivers

No failure to exercise, nor any delay in exercising, on the part of any Interim Finance Party, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

d.
Complete agreement

The Interim Finance Documents contain the complete agreement between the Parties on the matters to which they relate and may not be amended except in accordance with their terms.

e.
No representations by Interim Finance Parties

No Interim Finance Party is liable to any Obligor for any representation or warranty that is not set out in the Interim Finance Documents, except for one made fraudulently by such Interim Finance Party.

f.
Third party rights
i.
Unless expressly provided to the contrary in an Interim Finance Document, a person who is not a party to an Interim Finance Document may not rely on or enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999.
i.
Notwithstanding any term of any Interim Finance Document, the consent of any person who is not a Party is not required to rescind or vary this Agreement at any time.
27.
GOVERNING LAW

This Agreement (and any non-contractual obligations arising out of or in relation to this Agreement), and any dispute or proceeding (whether contractual or non-contractual) arising out of or relating to this Agreement, shall be governed by English law.

28.
JURISDICTION
a.
Submission to jurisdiction

Each Party agrees that the courts of England have exclusive jurisdiction to hear, decide and settle any dispute or proceedings arising out of or relating to this Agreement (including as to existence,

validity or termination) and for the purpose of enforcement or any judgment against its assets, each Obligor irrevocably submits to the jurisdiction of the English courts.

b.
Forum

The Obligors each:

i.
agree that the courts of England are the most appropriate and convenient courts to settle any Dispute and waive any objection to the courts of England on grounds of inconvenient forum or otherwise; and
i.
agree that a judgment or order of an English court in connection with a Dispute is conclusive and binding on it and may be enforced against it in the courts of any other jurisdiction.
c.
Specific performance

Each Interim Finance Party acknowledges and agrees that:

i.
each Obligor may be irreparably harmed by a breach of any term of the Interim Finance Documents and damages may not be an adequate remedy; and
i.
each Obligor may be granted an injunction or specific performance for any threatened or actual breach of any term of the Interim Finance Documents.
d.
Service of process
i.
Without prejudice to any other mode of service allowed under any relevant law, each Obligor (other than an Obligor incorporated in England and Wales):
1.
irrevocably appoints the Borrower as its agent for service of process in relation to any proceedings before the English courts in connection with any Interim Finance Document; and
2.
agrees that failure by an agent for service of process to notify the relevant Obligor of the process will not invalidate the proceedings concerned.
ii.
If any person appointed as agent for service of process is unable for any reason to act as agent for service of process, the Obligors’ Agent (on behalf of all the Obligors) must promptly (and in any event within ten (10) Business Days of such event taking place) appoint another agent on terms acceptable to the Interim Facility Agent (acting reasonably and in good faith). Failing this, the Interim Facility Agent may appoint another agent for this purpose.
e.
Contractual Recognition of Bail-In
i.
Notwithstanding any other term of any Interim Finance Document or any other agreement, arrangement or understanding between the Parties, each Party acknowledges and accepts that any liability of any Party to any other Party under or in connection with the Interim Finance Documents may be subject to Bail-In Action by the relevant Resolution Authority and acknowledges and accepts to be bound by the effect of:
1.
any Bail-In Action in relation to any such liability, including (without limitation):
a.
a reduction, in full or in part, in the principal amount, or outstanding amount due (including any accrued but unpaid interest) in respect of any such liability;
b.
a conversion of all, or part of, any such liability into shares or other instruments of ownership that may be issued to, or conferred on, it; and
c.
a cancellation of any such liability; and
d.
a variation of any term of any Interim Finance Document to the extent necessary to give effect to any Bail-In Action in relation to any such liability.
ii.
For the purposes of this Clause:

“Article 55 BRRD” means Article 55 of Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms.

“Bail-In Action” means the exercise of any Write-down and Conversion Powers.

“Bail-In Legislation” means:

1.
in relation to an EEA Member Country which has implemented, or which at any time implements, Article 55 BRRD, the relevant implementing law or regulation as described in the EU Bail-In Legislation Schedule from time to time;
2.
in relation to any state other than such an EEA Member Country and the United Kingdom, any analogous law or regulation from time to time which requires contractual recognition of any Write-down and Conversion Powers contained in that law or regulation; and
3.
in relation to the United Kingdom, the UK Bail-in Legislation.

“EEA Member Country” means any member state of the European Union, Iceland, Liechtenstein and Norway.

“EU Bail-In Legislation Schedule” means the document described as such and published by the Loan Market Association (or any successor person) from time to time.

“Resolution Authority” means any body which has authority to exercise any Write-down and Conversion Powers.

“UK Bail-In Legislation” means Part I of the United Kingdom Banking Act 2009 and any other law or regulation applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings).

“Write-down and Conversion Powers” means:

1.
in relation to any Bail-In Legislation described in the EU Bail-In Legislation Schedule from time to time, the powers described as such in relation to that Bail-In Legislation in the EU Bail-In Legislation Schedule;
4.
in relation to any other applicable Bail-In Legislation, any powers under that Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers;
5.
any similar or analogous powers under that Bail-In Legislation; and
iii.
in relation to the UK Bail-In Legislation, any powers under that UK Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that UK Bail-In Legislation that are related to or ancillary to any of those powers.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

1.

Definitions and Interpretation
c.

Definitions

ABR means the Alternate Base Rate, which is the highest of (i) the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the United States, (ii) the Federal Funds Effective Rate plus 1/2 of 1.00% and (iii) the one-month Adjusted LIBOR rate plus 1.00% per annum.

ABR Loan means an Interim Loan to which ABR is applicable.

Adjusted LIBOR means the London interbank offered rate for dollars, adjusted for statutory reserve requirements.

Adjusted LIBOR Loan means an Interim Loan to which Adjusted LIBOR is applicable.

Acceleration Notice has the meaning given to such term in paragraph (a)(ii) of Clause 7.1 (Repayment).

Acceptance Condition means, in relation to an Offer, a condition such that the Offer may not be declared unconditional as to acceptances until the Borrower has received acceptances in respect of a certain percentage or number of shares in Target.

Acquiring Entity has the meaning given to such term in the definition of Acquisition.

Acquisition means the direct or indirect acquisition of up to 100% of the issued share capital of the Target (the Target Shares) by the Borrower or an Affliliate of the Borrower (such acquiring entity, the Acquiring Entity) pursuant to a Scheme and/or Offer and, if applicable, a Squeeze- Out or any other acquisition of shares in the Target by the Acquiring Entity.

Acquisition Costs means:

a.
any amounts payable under or in connection with the Transactions including but not limited to, the consideration paid or payable for the Acquisition and any other payments required under the Acquisition Documents (such amounts, the Acquisition Consideration); and
b.
the fees, costs, premiums, expenses and other transaction costs incurred in connection with the Transactions (such fees and expenses, the Transaction Costs).

Acquisition Documents means the Scheme Circular and/or the Offer Documents and any other document designated as an Acquisition Document by the Borrower and the Interim Facility Agent.

Affiliate means:

a.
in relation to any person other than an Interim Finance Party, a Subsidiary or a Holding Company of that person or any other Subsidiary of that Holding Company;

c.
in relation to any Interim Finance Party other than a fund, any other person directly or indirectly controlling, controlled by, or under direct or indirect common control with, that Interim Finance Party; or
d.
in relation to any Interim Finance Party which is a fund, any other fund which is advised or managed by the same investment adviser or an Affiliate of that investment adviser.

Agent means the Interim Facility Agent or the Interim Security Agent, as the context requires and Agents means both of them taken together.

Announcement means any press release made by or on behalf of the Acquiring Entity announcing a firm intention to implement a Scheme or, as the case may be, make an Offer, in each case in accordance with Rule 2.7 of the City Code.

Anti-Corruption Laws means all laws and regulations of any jurisdiction applicable to an Obligor from time to time concerning or relating to anti-bribery or anti-corruption, including the US Foreign Corrupt Practices Act 1977, the UK Bribery Act 2010 or other similar legislation in other jurisdictions.

Anti-Money Laundering Laws means all laws or regulations of any jurisdiction applicable to an Obligor that relates to money laundering, counter-terrorist financing or record keeping and reporting requirements relating to money laundering or counter-terrorist financing including any laws, rules, regulations or guidelines issued, administered or enforced by any governmental or regulatory agency.

Assignment Agreement means an agreement substantially in the form set out in Schedule 8 (Form of Assignment Agreement) or any other form agreed between the relevant assignor and assignee.

Authorisation means an authorisation, consent, approval, resolution, licence, exemption, filing, notarisation or registration, in each case required by any applicable law or regulation.

Bank Levy means any amount payable by any Interim Lender or any of its Affiliates on the basis of or in relation to its balance sheet or capital base or any part of it or its liabilities or minimum regulatory capital or any combination thereof, including the UK bank levy as set out in the Finance Act 2011 (as amended), the French taxe bancaire de risque systémique as set out in Article 235 ter ZE of the French Code Général des impôts, the French taxe pour le financement du fonds de soutien aux collectivités territoriales as set out by Article 235 ter ZE bis of the French Code Général des impôts, the German bank levy as set out in the German Restructuring Fund Act 2010 (Restrukturierungsfondsgesetz) (as amended), the Dutch bankenbelasting as set out in the bank levy act (Wet bankenbelasting), the Swedish bank levy as set out in the Swedish Act on State Support to Credit Institutions (Sw. lag (2008:814) (lag om statligt stöd till kreditinstitut), the Spanish bank levy (Impuesto sobre los Depósitos en las Entidades de Crédito) as set out in the Law 16/2012 of 27 December 2012 and/or any other levy or tax in any jurisdiction levied on a similar basis or for a similar purpose or any financial activities taxes (or other taxes) of a kind contemplated in the European Commission consultation paper on financial sector taxation dated 22 February 2011 which has been enacted and/or which has been formally announced as proposed as at the date of this Agreement.

Base Currency means US Dollars.

Base Currency Amount means, in relation to any Interim Loan for any amount in the Base Currency, the amount specified in the Drawdown Request for that Interim Loan, as adjusted to reflect any repayment or prepayment under this Agreement.

Bidco means Bolt Bidco Limited, a limited liability company incorporated under the laws of England and Wales with registration number 13765170.

Break Costs has the meaning given to that term in paragraph (h) of Clause 8.2 (Payment of interest).

Business Day means a day (other than a Saturday or Sunday) on which banks are open for general business in London and New York the principal financial centre of the country of that currency.

Certain Funds Period means the period from (and including) the date of this Agreement to (and including) 11:59 p.m. in New York on the earliest of:

a.
if the first Announcement has not been released by then, the date that is twenty (20) Business Days after the date of this Agreement;
e.
if the Acquisition is intended to be completed pursuant to a Scheme, the date on which the Scheme lapses (including, subject to exhausting any rights of appeal, if a relevant court refuses to sanction the Scheme) or is withdrawn in writing, in each case, in accordance with its terms in the Announcement or Scheme Document (other than (i) where such lapse or withdrawal is as a result of the exercise of the Acquiring Entity’s right to effect a switch from the Scheme to an Offer or (ii) it is otherwise to be followed within twenty (20) Business Days by an Announcement by the Acquiring Entity to implement the Acquisition by a different offer or scheme (as applicable) in accordance with the terms of this Agreement);
f.
if the Acquisition is intended to be completed pursuant to an Offer, the date on which the Offer lapses, terminates or is withdrawn, in each case, in accordance with its terms in the Announcement or Offer Document (other than (i) where such lapse or withdrawal is as a result of the exercise of the Acquiring Entity’s right to effect a switch from the Offer to a Scheme or (ii) it is otherwise to be followed within twenty (20) Business Days by an Announcement by the Acquiring Entity to implement the Acquisition by a different offer or scheme (as applicable) in accordance with this Agreement);
g.
the date on which the Interim Facility has been utilised in full; and
h.
the date which is eight months after the date of the first Announcement (the Commitment Long Stop Date) provided that, if the Interim Closing Date has occurred by then, such date shall automatically be extended to the later of (i) the Commitment Long Stop Date and (ii) the Final Repayment Date,

or, in each case, such later time and date as agreed by the Arranger (acting reasonably and in good faith).

Charged Property means all the assets of the Group which, from time to time, are expressed to be the subject of the Interim Security.

City Code means the UK City Code on Takeovers and Mergers, as administered by the Panel.

Commitment Letter means a letter dated on or about the date of this Agreement between SS&C Technologies, Inc., the Royal Bank of Canada (RBC) and and RBC Capital Markets, LLC (RBCCM) setting out the terms and conditions pursuant to which the RBC and RBCCM agree to arrange and underwrite certain facilities in connection with the Acquisition and the Transactions and appending the schedules thereto.

Confidentiality Undertaking means a confidentiality undertaking agreeing to keep the Interim Finance Documents or other documents or information confidential, on which the Obligors' Agent is able to rely and which is either (i) in the form most recently published by the Loan Market Association or (ii) otherwise in form and substance satisfactory to the Obligors' Agent.

Co-operation Agreement means any co-operation agreement (or any agreement of a similar nature, if any) entered into between the Acquiring Entity and the Target in respect of the Acquisition.

Court Order means the order of the High Court of Justice of England and Wales sanctioning the Scheme.

CRD IV means EU CRD IV and UK CRD IV.

Defaulting Lender has the meaning given to that term in Part V (Definitions) of Schedule 6 (Impairment and Replacement of Interim Finance Parties).

Delegate means any delegate, agent, attorney or co-trustee appointed by the Interim Security Agent.

Drawdown Date means the date of or proposed date for the making of an Interim Loan.

Drawdown Request means a signed notice requesting an Interim Loan in the form set out in Schedule 2 (Form of Drawdown Request).

EU CRD IV means:

a.
Regulation (EU) No 575/2013 of the European Parliament and of the Council of 26 June 2013 on prudential requirements for credit institutions and investment firms and amending Regulation (EU) No 648/2012; and
i.
Directive 2013/36/EU of the European Parliament and of the Council of 26 June 2013 on access to the activity of credit institutions and the prudential supervision of credit institutions and investment firms, amending Directive 2002/87/EC and repealing Directives 2006/48/EC and 2006/49/EC.

Existing Stryker Credit Agreement means the credit agreement dated as of 8 July 2015 (as the same may be amended, amended and restated, supplemented or otherwise modified) between, amongst others the Guarantor as parent and Credit Suisse AG, Cayman Islands Branch as administrative agent.

Existing Interim Lender has the meaning given to that term in paragraph (a) of Clause 22.2 (Transfers by Interim Lenders).

Facility Office means the office or offices through which an Interim Lender will perform its obligations under the Interim Facility as notified to the Interim Facility Agent in writing on or before the date it becomes an Interim Lender (or, following that date, by not less than five (5) Business Days' notice).

FATCA means:

a.
Sections 1471 through 1474 of the US Code (as in effect on the date of this Agreement or any amended or successor version that is substantively comparable and not materially more onerous to comply with) or any associated regulations or other official guidance;
j.
any treaty, law, regulation or other official guidance enacted in any other jurisdiction, or relating to an intergovernmental agreement between the US and any other jurisdiction, which (in either case) facilitates the implementation of anything mentioned in paragraph (a) above; or
k.
any agreement pursuant to the implementation of anything mentioned in paragraphs (a) or (b) above with the US Internal Revenue Service, the US government or any governmental or taxation authority in any other jurisdiction.

FATCA Application Date means:

a.
in relation to a "withholdable payment'' described in section 1473(1)(A)(i) of the US Code (which relates to payments of interest and certain other payments from sources within the US), 1 July 2014; or
l.
in relation to a ''passthru payment'' described in section 1471(d)(7) of the US Code not falling within paragraphs (a) or (b) above, the first date from which such payment may become subject to a deduction or withholding required by FATCA.

FATCA Deduction means a deduction or withholding from a payment under an Interim Finance Document required by FATCA.

FATCA Exempt Party means a Party that is entitled to receive payments free from any FATCA Deduction.

Interim Facility Fee Letter has the meaning given in the Commitment Letter.

Final Repayment Date has the meaning given to such term in paragraph (a) of Clause 7.1 (Repayment).

Funding Cost means, for Interim Loans under the Interim Facility denominated in US Dollars, at the option of the Borrower, ABR or Adjusted LIBOR, provided that if ABR or Adjusted LIBOR (as applicable) is less than zero (0) at any time when ABR or Adjusted LIBOR (as applicable) is fixed, ABR or Adjusted LIBORshall be deemed to be zero (0).

Funds Flow Statement means any funds flow statement which is prepared in accordance with the Acquisition.

Group means the Guarantor and each of its Subsidiaries from time to time.

Group Company means a member of the Group.

Holding Company means in relation to any person, any other body corporate or other entity of which it is a Subsidiary.

Industry Competitor means:

a.
any person or entity (or any of its Affiliates or Related Funds or any person acting on its behalf) which is a competitor of a member of the Group or whose business is similar or related to a member of the Group or is a supplier or sub-contractor of a member of the Group and, in each case, any controlling shareholder of such persons, provided that this shall not include (i) any person or entity (or any of its Affiliates or Related Funds) which is a bank, financial institution or trust, fund or other entity which is independently controlled and managed and whose principal business or a material activity of whom is arranging, underwriting or investing in debt or (ii) any Original Interim Lender; and
m.
a private equity sponsor (including any fund which is managed or advised by it or any of its Affiliates, and any of their respective Affiliates or Related Funds), provided that this shall not include any person whose principal business is investing in debt and which is:
i.
acting on the other side of appropriate information barriers implemented or maintained as required by law or regulation from the person that would otherwise constitute a private equity sponsor; and
ii.
managed and controlled separately from the person that would otherwise constitute a private equity sponsor and has separate personnel responsible for its interests under the Interim Finance Documents, such personnel being independent from the interests of the entity, division or desk constituting the private equity sponsor, and no information provided under the Interim Finance Documents is disclosed or otherwise made available to any personnel responsible for the interests of the entity, division or desk constituting the private equity sponsor.

Interest Period has the meaning given to such term in paragraph (a) of Clause 8.2 (Payment of interest).

Interim Closing Date means the first date upon which the Interim Facility is drawn.

Interim Commitment means:

a.
in relation to each Original Interim Lender, the amount of the Interim Facility set opposite its name under the heading "Interim Commitment" in Schedule 9 (The Original Interim Lender) and the amount of any other Interim Commitment transferred to it pursuant to Clause 22 (Changes to Parties) or assumed by it in accordance with Clause 23 (Impairment and Replacement of Interim Finance Parties) and paragraph 2 (Increase) of Part III (Replacement of an Interim Lender / Increase) of Schedule 6 (Impairment and Replacement of Interim Finance Parties); and
n.
in respect of any other Interim Lender, the amount transferred to it in respect of the Interim Facility pursuant to Clause 22 (Changes to Parties) or assumed by it in accordance with Clause 23 (Impairment and Replacement of Interim Finance Parties) and paragraph 2 (Increase) of Part III (Replacement of an Interim Lender / Increase) of Schedule 6 (Impairment and Replacement of Interim Finance Parties),

to the extent not cancelled, reduced or transferred by it under this Agreement.

Interim Facility has the meaning given in paragraph 2.1(a)(i) of Clause 2.1 (The Interim Facility).

Interim Finance Documents means each of this Agreement, the Interim Facility Fee Letter, the Interim Security Documents, each Drawdown Request and any other document designated as such in writing by the Interim Facility Agent and the Obligors' Agent.

Interim Finance Parties means the Interim Lenders, the Arranger, the Interim Facility Agent and the Interim Security Agent.

Interim Lender means:

a.
an Original Interim Lender; and
o.
any other bank or financial institution, trust, fund or other entity which is regularly engaged in or established for the purpose of making, purchasing or investing in loans, securities or other financial assets or other person which has become a Party as an Interim Lender pursuant to Clause 22 (Changes to Parties) or paragraph 2 (Increase) of Part III (Replacement of an Interim Lender / Increase) of Schedule 6 (Impairment and Replacement of Interim Finance Parties),

which, in each case, has not ceased to be an Interim Lender in accordance with the terms of this Agreement.

Interim Liabilities means all liabilities owed by the Obligors to the Interim Finance Parties under the Interim Finance Documents.

Interim Loan means the principal amount of each borrowing under the Interim Facility or the principal amount outstanding of that borrowing at any time.

Interim Security means the Security Interests created or expressed to be created in favour of the Interim Security Agent pursuant to the Interim Security Documents.

Interim Security Document means the document required to be delivered to the Interim Facility Agent under sub-paragraph (c) of paragraph 2 (Interim Finance Documents) of Schedule 3 (Conditions Precedent).

Interpolated Screen Rate means, in relation to LIBOR for any Interim Loan or an overdue amount, the rate which results from interpolating on a linear basis between:

a.
the applicable Screen Rate for the longest period (for which that Screen Rate is available) which is less than the Interest Period of that Interim Loan or overdue amount; and

p.
the applicable Screen Rate for the shortest period (for which that Screen Rate is available) which exceeds the Interest Period of that Interim Loan or overdue amount,

each as of 11.00 a.m. (London time) on the Rate Fixing Day for the offering of deposits in the currency of that Interim Loan or an applicable amount.

LIBOR means, in relation to any Interim Loan or any overdue amount denominated in any currency:

a.
the applicable Screen Rate; or
q.
(if no Screen Rate is available for the currency or Interest Period of that Interim Loan or overdue amount) the Interpolated Screen Rate for that Interim Loan or overdue amount; or
r.
if:
i.
no Screen Rate is available for the currency of that Interim Loan or an overdue amount; and
ii.
it is not possible to calculate an Interpolated Screen Rate for that Interim Loan or overdue amount,

the arithmetic mean (rounded upward to four decimal places) of the rates, as supplied to the Interim Facility Agent at its request, quoted by the Reference Banks to leading banks in the London interbank market, as of 11.00 a.m. (London time) on the Rate Fixing Day for the offering of deposits in the currency of that Interim Loan or overdue amount and a period comparable to that Interest Period for that Interim Loan or overdue amount.

Loan to Own/Distressed Investor means any person (including an Affiliate or a Related Fund of an Interim Lender or any transferee which satisfies the requirements set out under paragraph (b)(ii) of Clause 22.2 (Transfers by Interim Lenders)) whose principal business or material activity is investing in distressed debt or the purchase of loans or other debt securities with the intention of (or view to) owning the equity or gaining control of a business (directly or indirectly), provided that:

a.
any Affiliate of such persons which are a deposit taking financial institution authorised by a financial services regulator to carry out the business of banking which holds a minimum rating equal to or better than BBB+ or Baa1 (as applicable) according to at least two of Moody’s, S&P or Fitch which are managed and controlled independently where any information made available under the Interim Finance Documents is not disclosed or made available to other Affiliates; and
s.
any Original Interim Lender,

shall not, in each case, be a Loan to Own/Distressed Investor.

Long-term Financing Agreements means, collectively, the facilities agreements, indentures, trust deeds or other agreements and/or instruments to be entered into for the purpose of refinancing the Interim Facility including as the case may be the New Incremental Term Loans.

Major Event of Default means an event or circumstance set out in Part III (Major Events of Default) of Schedule 5 (Major Representations, Undertakings and Events of Default).

Major Representation means a representation set out in Part I (Major Representations) of Schedule 5 (Major Representations, Undertakings and Events of Default).

Major Undertaking means an undertaking set out in Part II (Major Undertakings) of Schedule 5 (Major Representations, Undertakings and Events of Default).

Majority Interim Lenders means, at any time, Interim Lenders:

a.
whose Interim Commitments then aggregate greater than 50 per cent. of the Total Interim Commitments; or
t.
if the Total Interim Commitments have then been reduced to zero, whose Interim Commitments aggregated greater than 50 per cent. of the Total Interim Commitments immediately before that reduction.

Margin means (i) if in aggregate with the ABR, 1.00 per cent. per annum or (ii) if in aggregate with Adjusted LIBOR, 2.00 per cent. per annum.

Material Adverse Effect means any event or circumstance which in each case after taking into account all mitigating factors or circumstances including, any warranty, indemnity, insurance or other resources available to the Group or right or recourse against any third party with respect to the relevant event or circumstance and any obligation of any person in force to provide any additional equity investment:

a.
has a material adverse effect on:
i.
the consolidated business, assets or financial condition of the Group (taken as a whole); or
ii.
the ability of the Group (taken as a whole) to perform its payment obligations under the Interim Finance Documents (taking into account the financial resources available from other Group companies); or
u.
subject to the Reservations and any Perfection Requirements, affects the validity or the enforceability of any of the Interim Finance Documents to an extent which is materially adverse to the interests of the Interim Lenders under the Interim Finance Documents taken as a whole and, if capable of remedy, is not remedied within twenty (20) Business Days of the earlier of:
5.
the Obligors' Agent becoming aware of the issue; and
6.
the giving of written notice of the issue by the Interim Facility Agent.

Minimum Acceptance Threshold means, in relation to an Offer, an Acceptance Condition of not less than 75 per cent. of the issued ordinary share capital of the Target plus one share on a fully diluted basis

(assuming exercise in full of all options, warrants and other rights to require allotment or issue of any shares in Target, whether or not such rights are then exercisable).

New Interim Lender has the meaning given to that term in paragraph (a) of Clause 22.2 (Transfers by Interim Lenders).

Obligors means the Borrower and the Guarantor.

Obligors' Agent means the Guarantor or such other person appointed to act on behalf of each Obligor in relation to the Interim Finance Documents pursuant to Clause 4 (Obligors' Agent).

OFAC means the Office of Foreign Assets Control of the United States Department of the Treasury (or any successor thereto).

Offer means the takeover offer (as defined in section 974 of the Companies Act 2006) by the Borrower (or any other Acquiring Entity) in accordance with the City Code to acquire all of the shares in Target that are the subject of that takeover offer (within the meaning of section 975 of the Companies Act 2006) pursuant to the Offer Documents.

Offer Documents means the offer documents dispatched to shareholders of the Target setting out the terms and conditions of an Offer.

Panel means The Panel on Takeovers and Mergers.

Participating Member State means any member state of the European Union that has the euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union.

Party means a party to this Agreement.

Perfection Requirements means the making or the procuring of any appropriate registration, filing, recordings, enrolments, registrations, notations in stock registries, notarisations, notifications, endorsements and/or stampings of the Interim Security Documents and/or the Security Interests created thereunder.

Permitted Holding Company Activity means:

a.
the incurrence of any financial indebtedness and/or other liabilities incurred under the Transaction Documents;
b.
taking those steps necessary to maintain its corporate existence and tax status;
c.
activities in connection with any litigation or court or other proceedings that are, in each case, being contested in good faith, those activities arising by law or regulation or court order and liabilities for, or in connection with, Taxes;
d.
the provision of management and administrative services (and related costs), research and development and marketing and the employment and secondment of employees;

e.
ownership of shares in the Target or any other Group Company and, in each case, any liabilities incurred or payments made its capacity as a holding company in respect of its share capital and professional fees, employee costs, administration costs and Taxes in each case incurred in the ordinary course of its business as a holding company;
f.
consisting of the ownership of cash balances or cash equivalent investments at any time and the on-lending of cash intra-Group; and
g.
the payment of fees, costs and expenses, stamp, registration, land and other Taxes incurred in connection with the Acquisition or the Transaction Documents.

Permitted Transaction means:

a.
any step, circumstance, merger or transaction contemplated by, permitted or relating to the Transaction Documents, the Funds Flow Statement or the Long-term Financing Agreements (or other refinancing of the Interim Facility) (and related documentation);
v.
any step, circumstance or transaction which is mandatorily required by law (including arising under an order of attachment or injunction or similar legal process);
w.
any action, step, circumstance or transaction (however described) which is not prohibited under the Existing Stryker Credit Agreement (or would not be prohibited if Bidco was a “Foreign Loan Party” thereunder);
x.
any transfer of the shares in, or issue of shares by, any Obligor or any step, action or transaction (including share issue or acquisition or consumption of debt) for the purpose of creating the group structure for the Acquisition;
y.
any transaction to which the Interim Facility Agent (acting on the instructions of the Majority Interim Lenders) shall have given prior written consent; and
z.
any action to be taken by a member of the Group that, in the reasonable opinion of the Obligors' Agent, is necessary to implement or complete the Acquisition or has arisen as a part of the discussions with the Target and/or its shareholders or senior management or any anti-trust authority, regulatory authority, pensions trustee, pensions insurer, works council or trade union (or any similar or equivalent person to any of the foregoing in any jurisdiction).

Rate Fixing Day means, in relation to any period for which an interest rate is to be determined, two (2) Business Days before the first day of that period, unless market practice differs in the relevant interbank market, in which case, the Rate Fixing Day will be determined by the Interim Facility Agent in accordance with market practice in that interbank market (and, if quotations would normally be given by leading banks in that interbank market on more than one day, the Rate Fixing Day will be the last of those days).

Receiver means a receiver, receiver and manager or administrative receiver of the whole or any part of the Charged Property.

Reference Banks means, in relation to LIBOR, the principal London offices of such banks or financial institutions as may be appointed by the Interim Facility Agent after consultation with the Obligors' Agent, provided that no Interim Finance Party shall be appointed as a Reference Bank without its consent.

Related Fund in relation to a fund (the first fund), means a fund which is managed or advised by the same investment manager or investment adviser as the first fund or, if it is managed by a different investment manager or investment adviser, a fund whose investment manager or investment adviser is an Affiliate of the investment manager or investment adviser of the first fund.

Reservations means the principle that equitable remedies may be granted or refused at the discretion of the court, the limitation on enforcement by laws relating to bankruptcy, insolvency, liquidation, reorganisation, court schemes, moratoria, administration and other laws generally affecting the rights of creditors and secured creditors, the time barring of claims under any applicable limitation statutes, the possibility that a court may strike out a provision of a contract for recession or oppression, undue influence or similar reason, the possibility that an undertaking to assume liability for or to indemnify a person against non-payment of stamp duty may be void, defences of acquiescence, set-off or counterclaim and similar principles, the principles that in certain circumstances a Security Interest granted by way of fixed charge may be recharacterised as a floating charge or that a Security Interest purported to be constituted as an assignment may be recharacterised as a charge, the principle that additional or default interest imposed pursuant to any relevant agreement may be held to be unenforceable on the grounds that it is a penalty and thus void, the principle that a court may not give effect to an indemnity for legal costs incurred by an unsuccessful litigant, the principle that the creation or purported creation of a Security Interest over any asset not beneficially owned by the relevant charging company at the date of the relevant security document or over any contract or agreement which is subject to a prohibition on transfer, assignment or charging may be void, ineffective or invalid and may give rise to a breach of the contract or agreement over which a Security Interest has purportedly been created, the principle that a court may not give effect to any parallel debt provisions, covenant to pay the Interim Security Agent or other similar provisions, similar principles, rights and defences under the laws of any jurisdiction in which the relevant obligation may have to be performed and any other matters which are set out in the reservations or qualifications (however described) as to matters of law which are referred to in any legal opinion referred to in paragraph 3 (Legal Opinions) of Schedule 3 (Conditions Precedent) or under any other provision of or otherwise in connection with any Interim Finance Document.

Restricted Finance Party means an Interim Finance Party that notifies the Interim Facility Agent that a Sanctions Provision would result in a violation of, a conflict with or liability under:

a.
EU Regulation (EC) 2271/96; or
aa.
any similar applicable anti-boycott statute.

Restricted Member of the Group means a member of the Group in respect of which the Obligors' Agent notifies the Interim Facility Agent that a Sanctions Provision would result in a violation of, a conflict with or liability under:

a.
EU Regulation (EC) 2271/96; or
bb.
any similar applicable anti-boycott statute.

Restricted Person means a person that is:

a.
listed on any Sanctions List or 50 percent or more owned by such a person; or
cc.
located, organized or resident in a Sanctioned Country in breach of applicable Sanctions.

Sanctioned Country means, at any time, a country or territory which is the subject or target of comprehensive Sanctions (currently, Cuba, Iran, North Korea, Syria, and the Crimea region of Ukraine).

Sanctions means any economic, trade or financial sanctions laws, regulations, embargoes or restrictive measures administered, enacted or enforced from time to time by any Sanctions Authority.

Sanctions Authority means (a) the United States government, (b) the United Nations Security Council, (c) the European Union and any EU member state, (d) the United Kingdom, and (e) the respective governmental institutions of any of the foregoing which administer Sanctions, including, OFAC, the United States Department of State, the United States Department of Treasury and Her Majesty’s Treasury.

Sanctions List means the "Specially Designated Nationals and Blocked Persons" list issued by OFAC, the Consolidated List of Financial Sanctions Targets issued by Her Majesty's Treasury, or any similar list issued or maintained and made public by any of the Sanctions Authorities as amended, supplemented or substituted from time to time.

Sanctions Provision means paragraphs (b) to (e) of Clause 21.2 (Undertakings).

Scheme means the scheme of arrangement effected pursuant to part 26 of the Companies Act 2006 to be proposed by the Target to its shareholders to implement the Acquisition pursuant to which the relevant Acquiring Entity will, subject to the occurrence of the Scheme Effective Date, become the holder of the shares in Target that are the subject of that scheme of arrangement.

Scheme Circular means the circular (including any supplemental circular) dispatched by the Target to shareholders of the Target setting out the resolutions and proposals for and the terms and conditions of the Scheme.

Scheme Documents means each of (i) the applicable Announcement, (ii) the Scheme Circular, (iii) the Court Order and (iv) any other documents distributed by or on behalf of the Acquiring Entity to holders of the Target Shares in connection with the Scheme.

Scheme Effective Date means the date on which the Court Order sanctioning the Scheme is duly delivered on behalf of the Target to the Registrar of Companies in accordance with section 899 of the Companies Act 2006.

Screen Rate means, in relation to LIBOR, the London interbank offered rate administered by ICE Benchmark Administration Limited (or any other person which takes over the administration of that rate) for the relevant currency and period displayed on pages LIBOR01 or LIBOR02 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate), or on the appropriate page of such other information service which publishes that rate from time to time in place of Thomson Reuters. If such page is replaced or service ceases to be available, the Interim Facility Agent may specify another page or service displaying the appropriate rate in accordance with Clause 8.5 (Replacement of Screen Rate).

Security Interest means any mortgage, charge (fixed or floating), pledge, lien, hypothecation, right of set-off, security trust, assignment, reservation of title or other security interest and any other agreement (including a sale and repurchase arrangement) having the commercial effect of conferring security.

Squeeze-Out means an acquisition of the outstanding shares in the Target that the Acquiring Entity has not acquired pursuant to the procedures contained in sections 979 to 982 of the Companies Act 2006.

Subsidiary means, in relation to any person:

a.
an entity (including a partnership) of which that person has direct or indirect control; and
dd.
an entity of which a person has direct or indirect control or owns directly or indirectly more than 50 per cent. of the voting capital or similar right of ownership,

and, for this purpose, control means the direct or indirect ownership of a majority of the voting share capital or similar ownership rights of that entity, or the right or ability to determine the composition of a majority of the board of directors (or equivalent body) of such entity or otherwise to direct the management of such entity whether by virtue of ownership of share capital, contract or otherwise.

Target means Blue Prism Group plc.

Target Group means the Target and its Subsidiaries.

Tax means any present or future tax, levy, assessment, impost, deduction, duty or withholding or any charge of a similar nature (including any related interest, penalty or fine).

Tax Credit means a credit against, relief from, or rebate, repayment, remission or refund of, any Tax.

Tax Deduction means a deduction or withholding for or on account of Tax from any payment under an Interim Finance Document, other than a FATCA Deduction.

Total Interim Commitments means at any time the aggregate of the Interim Commitments, being $1,680,000,000 at the date of this Agreement.

Transactions has the meaning given to that term in the Commitment Letter.

Transaction Documents means the Interim Finance Documents, the Acquisition Documents and (in each case) all documents and agreements relating to them.

Transfer Certificate means a certificate substantially in the form set out in Schedule 7 (Form of Transfer Certificate) or in any other form agreed between the Interim Facility Agent and the Obligors' Agent.

Transfer Date means, in relation to an assignment or a transfer, the later of:

a.
the proposed Transfer Date specified in the relevant Assignment Agreement or Transfer Certificate; and
ee.
the date on which the Interim Facility Agent executes the relevant Assignment Agreement or Transfer Certificate.

UK CRD IV means:

a.
Regulation (EU) No 575/2013 of the European Parliament and of the Council of 26 June 2013 on prudential requirements for credit institutions and investment firms and amending Regulation (EU) No 648/2012 as it forms part of domestic law of the United Kingdom by virtue of the European Union (Withdrawal) Act 2018 (the "Withdrawal Act");
ff.
the law of the United Kingdom or any part of it, which immediately before IP completion day (as defined in the European Union (Withdrawal Agreement) Act 2020) implemented Directive 2013/36/EU of the European Parliament and of the Council of 26 June 2013 on access to the activity of credit institutions and the prudential supervision of credit institutions and investment firms, amending Directive 2002/87/EC and repealing Directives 2006/48/EC and 2006/49/EC and its implementing measures; and
gg.
direct EU legislation (as defined in the Withdrawal Act), which immediately before IP completion day (as defined in the European Union (Withdrawal Agreement) Act 2020) implemented EU CRD IV as it forms part of domestic law of the United Kingdom by virtue of the Withdrawal Act.

US Code means the US Internal Revenue Code of 1986 (and any successor legislation thereto), as amended from time to time.

VAT means:

a.
any value added tax imposed by the Value Added Tax Act 1994;
hh.
any tax imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112) as amended from time to time; and
ii.
any other tax of a similar nature, whether imposed in a member state of the European Union in substitution for, or levied in addition to, such tax referred to in paragraph (a) or (b) above, or imposed elsewhere.

c.

Other References
1.
In this Agreement, unless a contrary intention appears, a reference to:
jj.
an agreement includes any legally binding arrangement, contract, deed or instrument (in each case, whether oral or written);
kk.
an amendment includes any amendment, supplement, variation, novation, modification, replacement or restatement (however fundamental), and amend and amended shall be construed accordingly;
ll.
assets includes properties, assets, businesses, undertakings, revenues and rights of every kind (including uncalled share capital), present or future, actual or contingent, and any interest in any of the above;
mm.
a consent includes an authorisation, permit, approval, consent, exemption, licence, order, filing, registration, recording, notarisation, permission or waiver;
nn.
a disposal includes any sale, transfer, grant, lease, licence or other disposal, whether voluntary or involuntary, and dispose will be construed accordingly;
oo.
a guarantee includes (other than in Schedule 4 (Guarantee and Indemnity)):
i.
an indemnity, counter-indemnity, guarantee or similar assurance against loss in respect of any indebtedness of any other person; and
ii.
(ii) any other obligation of any other person, whether actual or contingent, to pay, purchase, provide funds (whether by the advance of money to, the purchase of or subscription for shares or other investments in, any other person, the purchase of assets or services, the making of payments under an agreement or otherwise) for the payment of, to indemnify against the consequences of default in the payment of, or otherwise be responsible for, any indebtedness of any other person;

and guaranteed and guarantor shall be construed accordingly;

pp.
including means including without limitation, and includes and included shall be construed accordingly;
qq.
losses includes losses, actions, damages, claims, proceedings, costs, demands, expenses (including legal and other fees) and liabilities of any kind, and loss shall be construed accordingly;
rr.
a month means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, except that:

i.
(subject to paragraph (iii) below) if any such period would otherwise end on a day which is not a Business Day, it shall end on the next Business Day in the same calendar month or, if there is none, on the preceding Business Day;
ii.
if there is no numerically corresponding day in the month in which that period is to end, that period shall end on the last Business Day in that later month; and
iii.
if an Interest Period begins on the last Business Day of a calendar month, that Interest Period shall end on the last Business Day in the calendar month in which that Interest Period is to end,

and references to months shall be construed accordingly;

ss.
a Major Event of Default being outstanding or continuing means that such Major Event of Default has occurred or arisen and has not been remedied or waived;
tt.
an Acceleration Notice being outstanding means that such Acceleration Notice provided by the Interim Facility Agent under paragraph (a)(ii) of Clause 7.1 (Repayment) has not been revoked, withdrawn or cancelled by the Interim Facility Agent or otherwise ceases to have effect;
uu.
a person includes any individual, trust, firm, fund, company, corporation, partnership, joint venture, government, state or agency of a state or any undertaking or other association (whether or not having separate legal personality);
vv.
a regulation includes any regulation, rule, official directive, request or guideline (whether or not having the force of law but if not having the force of law compliance with which is customary) of any governmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation;
ww.
a sub-participation means any sub-participation or sub-contract (whether written or oral) or any other agreement or arrangement having an economically substantially similar effect, including any credit default or total return swap or derivative (whether disclosed, undisclosed, risk or funded) by an Interim Lender of or in relation to any of its rights or obligations under, or its legal, beneficial or economic interest in relation to, the Interim Facility and/or Interim Finance Documents to a counterparty and sub-participate shall be construed accordingly; and
xx.
"$", "USD" and "US Dollars" denote the lawful currency of the United States of America, "£", "GBP" and "Sterling" denote the lawful currency of the United Kingdom, and "€", "EUR" and "euro" means the single currency unit of the Participating Member States.
2.
In this Agreement, unless a contrary intention appears:
a.
a reference to a Party includes a reference to that Party's successors and permitted assignees or permitted transferees but does not include that Party if it has ceased to be a Party under this Agreement;

b.
references to paragraphs, Clauses, Schedules and Parts are references to, respectively, paragraphs, clauses of, schedules to and parts of schedules to this Agreement and references to this Agreement include its schedules;
c.
a reference to (or to any specified provision of) any agreement (including any of the Interim Finance Documents) is to that agreement (or that provision) as amended or novated (however fundamentally) and includes any increase in, extension of or change to any facility made available under any such agreement (unless such amendment or novation is contrary to the terms of any Interim Finance Document);
d.
a reference to a statute, statutory instrument or provision of law is to that statute, statutory instrument or provision of law, as it may be applied, amended or re- enacted from time to time;
e.
a reference to a time of day is, unless otherwise specified, to New York time; and
f.
the index to and the headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.
3.
Notwithstanding any other term of the Interim Finance Documents, in this Agreement:
a.
a reference to the assets of an Obligor shall exclude the assets of any member of the Target Group and other Group Company; and
b.
no matter or circumstance in respect of, or breach by, any member of the Target Group or any member of the Group which is not an Obligor shall relate to an Obligor or otherwise be deemed to constitute, or result in, a breach of any representation, warranty, undertaking or other term in the Interim Finance Documents, to have a Material Adverse Effect, to constitute or give rise to a breach of a Major Undertaking or Major Representation or to have a Major Event of Default.
4.
Sanctions and Restricted Finance Parties:
a.
A Sanctions Provision shall only:
i.
be given by a Restricted Member of the Group; or
ii.
apply for the benefit of a Restricted Finance Party,

to the extent that that Sanctions Provision would not result in any violation by or expose of such entity or any directors, officer or employee thereof to any liability under any anti-boycott or blocking law, regulation or statute that is in force from time to time in the European Union (and/or any of its member states) that are applicable to such entity, including EU Regulation (EC) 2271/96.

b.
In connection with any amendment, waiver, determination or direction relating to any part of a Sanctions Provision in relation to which:

i.
an Interim Finance Party is a Restricted Finance Party; and
ii.
in accordance with paragraph (a) above, that Restricted Finance Party does not have the benefit of it:
1.
the Interim Commitments of an Interim Lender that is a Restricted Finance Party; and
2.
the vote of any other Restricted Finance Party which would be required to vote in accordance with the provisions of this Agreement,

shall be excluded for the purpose of calculating the Total Interim Commitments under the Interim Facility when ascertaining whether any relevant percentage of Total Interim Commitments has been obtained to approve such amendment, waiver, determination or direction request and its status as an Interim Finance Party shall be disregarded for the purpose of ascertaining whether the agreement of any specified group of Interim Finance Parties has been obtained to approve such amendment, waiver, determination or direction.

1.

Form of Drawdown Request

To: [●] as Interim Facility Agent From: [●]

Date: [●]

[Company] – Interim Facility Agreement dated [●] (as amended from time to time) (the Interim Facility Agreement)

1. We refer to the Interim Facility Agreement. This is a Drawdown Request. Terms defined in the Interim Facility Agreement shall have the same meanings when used in this Drawdown Request.

2. We wish to borrow an Interim Loan on the following terms: Interim Facility: [●] Drawdown Date: [●] Amount: [●] Currency: [●] Interest Period: [●]

3. Our [payment/delivery] instructions are: [●].

4. We confirm that each condition specified in paragraphs (a)(i) to (a)(iii) (inclusive) of Clause 3.1 (Conditions Precedent) is satisfied at the date of this Drawdown Request or will be satisfied on or before the proposed Drawdown Date.

5. The proceeds of this Interim Loan should be credited to [●].

6. This Drawdown Request is irrevocable.

For and on behalf of
[●]
(as Borrower)

2.

Conditions Precedent
1.
Obligors
c.
Constitutional documents: a copy of the constitutional documents of each Obligor.
d.
Corporate approvals: with respect to each Obligor, to the extent legally required, a copy of a resolution of the board of directors, the shareholders or equivalent body of each Obligor approving the Interim Finance Documents to which it is a party and the transactions contemplated thereby.
e.
Specimen signatures: specimen signatures for the person(s) authorised in the resolutions referred to above (to the extent such person will execute an Interim Finance Document).
f.
Officer’s certificates: a certificate from each Obligor (signed by an officer or authorised signatory):
i.
certifying that each copy document relating to it specified in paragraphs (a) to (c) above is correct, complete and (to the extent executed) in full force and effect and has not been amended or superseded prior to the date of this Agreement; and
ii.
confirming that, subject to the guarantee limitations set out in this Agreement, borrowing or guaranteeing or securing (as appropriate) the Total Interim Commitments would not cause any borrowing, guarantee or security limit binding on it to be exceeded.
g.
With respect to the Guarantor only, a good standing certificate dated as of a recent date from the State of Delaware.
5.
Interim Finance Documents

A copy of the counterparts of each of the following documents duly executed by the Borrower:

a.
this Agreement;
b.
the Interim Facility Fee Letter;
c.
the Interim Security Document listed in the table below:

Party	Interim Security Document	Governing law
Bidco	Debenture	English law

6.
Legal Opinions
a.
A legal opinion from Davis Polk & Wardwell LLP in respect of the capacity of the Obligors incorporated in Delaware to enter into the Interim Finance Documents to which they are a party.
b.
A legal opinion from Shearman & Sterling LLP as English law counsel to the Arranger and the Original Interim Lender in respect of the capacity of the Obligors incorporated in England and Wales to enter into the Interim Finance Documents and the enforceability of this Agreement and the Interim Security Document.
7.
Announcement
a.
A copy of the applicable Announcement (provided that it is confirmed that such Announcement will be in form and substance satisfactory to the Interim Facility Agent if it is in the form of the draft most recently delivered to the Original Interim Lender prior to the date of this Agreement or, in respect of any subsequent Announcement, in the form of the previous Announcement, in each case, with any changes which (i) are not materially prejudicial to the interests of the Original Interim Lender taken as a whole under the Interim Finance Documents or (ii) are approved by the Majority Interim Lenders (such approval not to be unreasonably withheld or delayed)).
b.
If available, a copy of the Co-operation Agreement (provided that it shall not be required to be in a form and substance satisfactory to the Interim Facility Agent).
8.
Acquisition Documents

A copy of (i) the Scheme Circular or (ii) as the case may be, the Offer Documents dispatched to shareholders of the Target by or on behalf of the Borrower (if any), provided that such documents shall not be required to be in form and substance satisfactory to the Interim Facility Agent.

9.
Other Conditions Precedent
a.
Group Structure Chart: a structure chart for the Group.
b.
Funds Flow: a copy of the Funds Flow Statement (provided that it shall not be required to be in a form and substance satisfactory to the Interim Facility Agent).
c.
Fees: reasonable evidence that payment of the fees set out in the Interim Facility Fee Letter that are earned, due and payable to the Interim Finance Parties and required to be paid under the Interim Facility Fee Letter on the Interim Closing Date from the proceeds of the initial funding under the Interim Facility for which invoices have been received at least three (3) business days in advance (which amounts may be offset against the proceeds of the Interim Facility) shall have been made (or shall be made substantially contemporaneously with funding) provided that a reference to payment of such fees in a Drawdown Request (or Funds Flow Statement) shall be deemed to be reasonable evidence that this condition precedent is satisfactory to the Interim Facility Agent.

d.
Closing Certificate: a certificate from the Borrower (or any of its relevant Affiliates) (signed by an officer or authorised signatory) confirming that in the case of a Scheme, the Scheme Effective Date shall have occurred or, in the case of an Offer, the Offer shall have become or shall have been declared unconditional in all respects (or, in each case, will have occurred, become or so declared as at the Interim Closing Date).

3.

Guarantee and Indemnity
1.
Guarantee and indemnity

Subject to the limitations set out in paragraph 11 (Guarantee Limitation) below, the Guarantor irrevocably and unconditionally, jointly and severally:

d.
guarantees to each Interim Finance Party punctual performance by each other Obligor of all its obligations under the Interim Finance Documents;
e.
undertakes with each Interim Finance Party that whenever an Obligor does not pay any amount when due (allowing for any applicable grace period) under or in connection with any Interim Finance Document, the Guarantor shall immediately on demand pay that amount as if it was the principal obligor; and
f.
agrees with each Interim Finance Party that if any obligation guaranteed by it is or becomes unenforceable, invalid or illegal, it will, as an independent and primary obligation, indemnify that Interim Finance Party immediately on demand against any cost, loss or liability it incurs as a result of an Obligor not paying any amount which would, but for such unenforceability, invalidity or illegality, have been payable by it under any Interim Finance Document on the date when it would have been due. The amount payable by the Guarantor under this indemnity will not exceed the amount it would have had to pay under this paragraph 1 if the amount claimed had been recoverable on the basis of a guarantee,

(the Guarantee).

11.
Continuing Guarantee

This guarantee is a continuing guarantee and will extend to the ultimate balance of sums payable by an Obligor under the Interim Finance Documents, regardless of any intermediate payment or discharge in whole or in part.

12.
Reinstatement

If any discharge, release or arrangement (whether in respect of the obligations of any Obligor or any security for those obligations or otherwise) is made by an Interim Finance Party in whole or in part on the basis of any payment, security or other disposition which is avoided or must be restored in insolvency, liquidation, administration or otherwise, without limitation, then the liability of the Guarantor under this Schedule 4 will continue or be reinstated as if the discharge, release or arrangement had not occurred.

13.
Waiver of defences

The obligations of the Guarantor under this Schedule 4 will not be affected by an act, omission, matter or thing which, but for this Schedule 4, would reduce, release or prejudice any of its obligations under this Schedule 4 (whether or not known to it or any Interim Finance Party) including:

a.
any time, waiver or consent granted to, or composition with, any Obligor or other person;
b.
the release of any Obligor or any other person under the terms of any composition or arrangement with any creditor of any Group Company;
c.
the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any Obligor or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;
d.
any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of an Obligor or any other person;
e.
any amendment, novation, supplement, extension restatement (however fundamental and whether or not more onerous) or replacement of an Interim Finance Document or any other document or security including any change in the purpose of, any extension of or increase in any facility or the addition of any new facility under any Interim Finance Document or other document or security;
f.
any unenforceability, illegality or invalidity of any obligation of any person under any Interim Finance Document or any other document or security; or
g.
any insolvency or similar proceedings.
14.
Guarantor Intent

Without prejudice to the generality of paragraph 4 (Waiver of defences) above and paragraph 11 (Guarantee Limitation) below, the Guarantor expressly confirms that it intends that this guarantee shall extend from time to time to any (however fundamental and of whatsoever nature and whether or not more onerous) variation, increase, extension or addition of or to any of the Interim Finance Documents and/or any facility or amount made available under any of the Interim Finance Documents for the purposes of or in connection with any of the following: business acquisitions of any nature; increasing working capital; enabling investor distributions to be made; carrying out restructurings; refinancing existing facilities; refinancing any other indebtedness; making facilities available to new borrowers; any other variation or extension of the purposes for which any such facility or amount might be made available from time to time; and any fees, costs and/or expenses associated with any of the foregoing.

15.
Immediate recourse
a.
The Guarantor waives any right it may have of first requiring any Interim Finance Party (or any trustee or agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any person before claiming from the Guarantor under this Schedule 4.

b.
This waiver applies irrespective of any law or any provision of an Interim Finance Document to the contrary.
16.
Appropriations

Until all amounts which may be or become payable by the Obligors under or in connection with the Interim Finance Documents have been irrevocably paid in full, each Interim Finance Party (or any trustee or agent on its behalf) may:

a.
refrain from applying or enforcing any other moneys, security or rights held or received by that Interim Finance Party (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and the Guarantor shall not be entitled to the benefit of the same; and
b.
in respect of any amounts received or recovered by any Interim Finance Party after a claim pursuant to this guarantee in respect of any sum due and payable by any Obligor under this Agreement place such amounts in a suspense account (bearing interest at a market rate usual for accounts of that type) unless and until such moneys are sufficient in aggregate to discharge in full all amounts then due and payable under the Interim Finance Documents.
17.
Deferral of Guarantors' rights

Until all amounts which may be or become payable by the Obligors under or in connection with the Interim Finance Documents have been irrevocably paid in full and unless the Interim Facility Agent otherwise directs, the Guarantor will not exercise any rights which it may have by reason of performance by it of its obligations under the Interim Finance Documents:

a.
to be indemnified by an Obligor;
b.
to claim any contribution from any other guarantor of any Obligor's obligations under the Interim Finance Documents;
c.
to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Interim Finance Parties under the Interim Finance Documents or of any other guarantee or security taken pursuant to, or in connection with, the Interim Finance Documents by any Interim Finance Party;
d.
to bring legal or other proceedings for an order requiring any Obligor to make any payment, or perform any obligation, in respect of which the Guarantor has given a guarantee, undertaking or indemnity under paragraph 1 (Guarantee and indemnity) above;
e.
to exercise any right of set-off against any Obligor; and/or
f.
to claim or prove as a creditor of any Obligor in competition with any Interim Finance Party.

18.
Release of Guarantors' right of contribution

If the Guarantor (a Retiring Guarantor) ceases to be a Guarantor in accordance with the terms of the Interim Finance Documents for the purpose of any sale or other disposal of that Retiring Guarantor then on the date such Retiring Guarantor ceases to be a Guarantor:

a.
that Retiring Guarantor is released by each other Obligor from any liability (whether past, present or future and whether actual or contingent) to make a contribution to any other Obligor arising by reason of the performance by any other Obligor of its obligations under the Interim Finance Documents; and
b.
each other Obligor waives any rights it may have by reason of the performance of its obligations under the Interim Finance Documents to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Interim Finance Parties under any Interim Finance Document or of any other security taken pursuant to, or in connection with, any Interim Finance Document where such rights or security are granted by or in relation to the assets of the Retiring Guarantor.
19.
Additional Security

This guarantee is in addition to and is not in any way prejudiced by any other guarantee or security now or subsequently held by any Interim Finance Party.

3.

Major Representations, Undertakings and Events of Default
c.

Major Representations
1.
Status

It is a corporation, limited liability company or a corporate partnership limited by shares duly incorporated and validly existing under the laws of its place of incorporation.

19.
Power and authority
a.
Subject to the Reservations, it has (or will on the relevant date(s) have) the power to enter into and deliver, and to exercise its rights and perform its obligations under, each Interim Finance Document to which it is a party.
b.
It has taken all necessary corporate action to authorise the entry into and delivery of and the performance by it of its obligations under each Interim Finance Document to which it is a party.
20.
No conflict

The entry into and delivery of, and the exercise of its rights and the performance of its obligations under, each Interim Finance Document to which it is a party does not, subject to the Reservations:

a.
contravene any law, regulation or order to which it is subject; or
b.
conflict with its constitutional documents in any material respect,

in each case, in a manner which would have or be reasonably likely to have a Material Adverse Effect.

21.
Obligations binding

Subject to the Reservations and the Perfection Requirements, the obligations expressed to be assumed by it under each Interim Finance Document to which it is a party constitute its legal, valid, binding and enforceable obligations.

22.
Authorisations

All Authorisations required: (i) to enable it lawfully to enter into, exercise its rights and comply with its obligations in the Interim Finance Documents to which it is a party and (ii) to make the Interim Finance Documents to which it is a party admissible in evidence in its jurisdiction of incorporation have been obtained or effected and are in full force and effect.

a.

Major Undertakings
1.
Financial Indebtedness

No Obligor shall incur or allow to remain outstanding any financial indebtedness unless it is a Permitted Transaction.

2.
Disposals

No Obligor shall enter into a single transaction or a series of transactions to (voluntarily or otherwise) sell, lease, transfer or otherwise dispose of any asset unless it is a Permitted Transaction.

3.
Negative pledge

No Obligor shall create or permit to subsist any security over any of its assets unless such security is a Permitted Transaction.

4.
Holding Companies

Bidco shall not trade, carry on any business, own any material assets or incur any material liabilities unless it is a Permitted Transaction (excluding paragraph (c) thereof) or a Permitted Holding Company Activity.

5.
Acquisitions and mergers

Save for the Acquisition or unless a Permitted Transaction:

a.
no Obligor will acquire or subscribe for any shares, securities or ownership interests in any person, or acquire any business, or incorporate any company; and
b.
no Obligor will enter into any amalgamation, merger, demerger or reconstruction.
6.
Conduct of Scheme and/or Offer
a.
The Borrower shall (or shall procure that the relevant Acquiring Entity shall) comply at all times in all material respects with the City Code (subject to any waiver or dispensation of any kind granted by the Panel) and all applicable laws or regulations relating to the Acquisition, save where non-compliance would not be materially prejudicial to the interests of the Interim Lenders (taken as a whole) under the Interim Finance Documents.
b.
The Borrower shall not (or shall procure the relevant Acquiring Entity shall not) amend or waive any material term or condition of the Announcement, any Scheme Circular or, as the case may be, Offer Document, in a manner or to the extent that would be materially prejudicial to the interests of the Interim Lenders (taken as a whole) under the Interim Finance Documents, other than any amendment or waiver:

i.
made with the consent of the Majority Interim Lenders (such consent not to be unreasonably withheld or delayed);
ii.
required or requested by the Panel or the High Court of Justice of England and Wales, or reasonably determined by the Borrower as being necessary or desirable to comply with the requirements or requests (as applicable) of the City Code, the Panel or the High Court of Justice of England and Wales or any other relevant regulatory body or applicable law or regulation;
iii.
changing purchase price (or a written agreement related thereto) in connection with the Acquisition;
iv.
extending the period in which holders of the shares in Target may accept the terms of the Scheme or, as the case may be, the Offer (including by reason of the adjournment of any meeting or court hearing);
v.
required to allow the Acquisition to switch from being effected by way of an Offer to a Scheme or from a Scheme to an Offer; or
vi.
that relates to a condition which the Borrower reasonably considers that the Acquiring Entity would not be entitled, in accordance with Rule 13.5(a) of the City Code, to invoke so as to cause the Acquisition not to proceed.
c.
For the avoidance of doubt, in the event that:
i.
the Acquiring Entity has issued a Scheme Circular, nothing in this Agreement shall prevent the Acquiring Entity from subsequently proceeding with an Offer, provided that the terms and conditions contained in the relevant Offer Document include an Acceptance Condition of no lower than the Minimum Acceptance Threshold; and
ii.
the Acquiring Entity has issued an Offer Document, nothing in this Agreement shall prevent the Acquiring Entity from subsequently proceeding with a Scheme.
d.
If the Acquisition is effected by way of an Offer, the Borrower shall not (or shall procure the relevant Acquiring Entity shall not) reduce the Acceptance Condition to lower than the Minimum Acceptance Threshold, other than with the consent of all of the Interim Lenders.
e.
The Borrower shall not (or shall procure the relevant Acquiring Entity shall not) take any steps as a result of which any member of the Group is obliged to make a mandatory offer under Rule 9 of the City Code.

b.

Major Events of Default
1.
Payment default

Following the Interim Closing Date, the Obligors do not pay on the due date any principal, interest or fees due under the Interim Facility Fee Letter, in each case payable by them under the Interim Finance Documents in the manner required under the Interim Finance Documents unless payment is made within five (5) Business Days of the due date.

23.
Breach of other obligations

The Obligors do not comply with any Major Undertaking and, if capable of remedy, the same is not remedied within twenty one (21) Business Days of the earlier of the Obligors' Agent:

a.
becoming aware of a failure to comply; and
b.
receiving written notice from the Interim Facility Agent notifying it of non- compliance.
24.
Misrepresentation

A Major Representation is incorrect or misleading in any material respect when made and, if capable of remedy, the same is not remedied within twenty one (21) Business Days of the earlier of the Obligors' Agent:

a.
becoming aware of such failure; and
b.
receiving written notice from the Interim Facility Agent notifying it of that failure.
25.
Invalidity/repudiation

Any of the following occurs:

a.
subject to the Reservations and the Perfection Requirements, any material obligation of the Obligors under any Interim Finance Document is or becomes invalid or unenforceable, in each case, in a manner which is materially adverse to the interests of the Interim Lenders (taken as a whole) under the Interim Finance Documents;
b.
subject to the Reservations and the Perfection Requirements, it is or becomes unlawful in any applicable jurisdiction for the Obligors to perform any of their material obligations under any Interim Finance Document, in each case, in a manner which is materially adverse to the interests of the Interim Lenders (taken as a whole) under the Interim Finance Documents; or
c.
any of the Obligors repudiates or rescinds an Interim Finance Document and such repudiation or rescission is materially prejudicial to the interests of the Interim Lenders (taken as a whole) under the Interim Finance Documents, and, if capable of remedy, the same is not remedied within twenty one (21) Business Days of the earlier of the Obligors' Agent (i) becoming aware of such failure and (ii) receiving written notice from the Interim Facility Agent notifying it of that failure.

26.
Insolvency

Any Obligor is unable to pay its debts as they fall due (other than solely as a result of liabilities exceeding assets) or suspends making payments on all or a material part of its debts.

27.
Insolvency proceedings
a.
Any of the following occurs in respect of any of the Obligors:
i.
any liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, examiner, receiver, administrative receiver, administrator or similar officer is appointed in respect of it or any of its material assets; or
ii.
an application for the judicial winding-up or liquidation of the Obligors, or any analogous proceedings in any jurisdiction.
b.
Paragraph (a) above shall not apply to:
i.
any proceedings or actions which are contested in good faith and discharged, stayed or dismissed within twenty-eight (28) days of commencement; or
ii.
any petition or similar presented by a creditor which is:
1.
being contested in good faith and due diligence and the relevant entity has demonstrated to the Interim Facility Agent (acting reasonably and in good faith) that it has sufficient financial means to meet the amount of the claim requested by the creditor;
2.
in the opinion of the Obligors' Agent (acting reasonably and in good faith), frivolous and vexatious; or
3.
discharged within twenty-one (21) Business Days.
28.
Similar events elsewhere

There occurs in relation to any Obligor or any of its assets (other than to the extent they relate to the Target, its share capital or any member of the Target Group) in any country or territory in which it is incorporated or carries on business or to the jurisdiction of whose courts it or any of its assets are subject, any event or circumstance which corresponds to any of those mentioned in paragraphs 5 (Insolvency) or 6 (Insolvency proceedings) above.

4.

Impairment and Replacement of Interim Finance Parties
c.

Impaired Agent
1.
Impaired Agent
a.
If, at any time, an Agent becomes an Impaired Agent, the Obligors' Agent, an Obligor or an Interim Lender which is required to make a payment under the Interim Finance Documents to the Agent in accordance with Clause 11 (Payments) or otherwise under an Interim Finance Document may instead either pay that amount direct to the required recipient or pay that amount to an interest bearing account held with an Acceptable Bank in relation to which no Insolvency Event has occurred and is continuing, in the name of the Obligors' Agent or the Obligor or the Interim Lender making the payment and designated as a trust account for the benefit of the Party or Parties beneficially entitled to that payment under the Interim Finance Documents. In each case such payments must be made on the due date for payment under the Interim Finance Documents.
b.
All interest accrued on the amount standing to the credit of the trust account shall be for the benefit of the beneficiaries of that trust account pro rata to their respective entitlements.
c.
A Party which has made a payment in accordance with this paragraph 1 shall be discharged of the relevant payment obligation under the Interim Finance Documents and shall not take any credit risk with respect to the amounts standing to the credit of the trust account.
d.
Promptly upon the appointment of a successor Agent in accordance with paragraph 3 (Replacement of an Interim Facility Agent) below, each Party which has made a payment to a trust account in accordance with this paragraph 1 shall give all requisite instructions to the bank with whom the trust account is held to transfer the amount (together with any accrued interest) to the successor Agent for distribution in accordance with Clause 16.1 (Recoveries).
e.
A Party which has made a payment in accordance with paragraph 1 shall, promptly upon request by a recipient and to the extent:
i.
that it has not given an instruction pursuant to paragraph (d) above; and
ii.
that it has been provided with the necessary information by that recipient,

give all requisite instructions to the bank with whom the trust account is held to transfer the relevant amount (together with any accrued interest) to that recipient.

29.
Communication when Interim Facility Agent is Impaired Interim Facility Agent

If an Agent is an Impaired Agent, the Parties may, instead of communicating with each other through the Agent, communicate with each other directly and (while the Interim Facility Agent is an Impaired Agent) all the provisions of the Interim Finance Documents which require communications to be made or notices to be given to or by the Agent shall be varied so that communications may be made and notices given to or by the relevant Parties directly. This provision shall not operate after a replacement Agent has been appointed.

30.
Replacement of an Interim Facility Agent
a.
The Majority Interim Lenders or the Obligors' Agent may by giving ten (10) days' notice to an Agent which is an Impaired Agent replace that Agent by appointing a successor Agent (which shall be acting through an office in England).
b.
The retiring Agent shall (at its own cost, and otherwise at the expense of the Interim Lenders):
i.
make available to the successor Agent such documents and records and provide such assistance as the successor Agent may reasonably request for the purposes of performing its functions as Agent under the Interim Finance Documents; and
ii.
enter into and deliver to the successor Agent those documents and effect any registrations and notifications as may be required for the transfer or assignment of all its rights and benefits under the Interim Finance Documents to the successor Agent.
c.
An Obligor must take any action and enter into and deliver any document which is necessary to ensure that any Interim Security Document provides for effective and perfected Interim Security in favour of any successor Agent.
d.
The appointment of the successor Agent shall take effect on the date specified in the notice from the Majority Interim Lenders or the Obligors' Agent to the retiring Agent. As from this date, the retiring Agent shall be discharged from any further obligation in respect of the Interim Finance Documents (and any agency fees for the account of the retiring Agent shall cease to accrue from (and shall be payable on) that date).
e.
Any successor Agent and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.
f.
The Interim Facility Agent shall resign and the Majority Interim Lenders shall replace the Interim Facility Agent in accordance with paragraph (a) above if on or after the date which is three months before the earliest FATCA Application Date relating to any payment to the Interim Facility Agent under the Interim Finance Documents, either:
i.
the Interim Facility Agent fails to respond to a request under Clause 9.8 (FATCA information) and the Obligors' Agent or an Interim Lender reasonably believes that the Interim Facility Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date;
ii.
the information supplied by the Interim Facility Agent pursuant to Clause 9.8 (FATCA information) indicates that the Interim Facility Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date; or
iii.
the Interim Facility Agent notifies the Obligors' Agent and the Interim Lenders that the Interim Facility Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date;

and (in each case) the Obligors' Agent or an Interim Lender reasonably believes that a Party will be required to make a FATCA Deduction that would not be required if the Interim Facility Agent were a FATCA Exempt Party, and the Obligors' Agent or that Interim Lender, by notice to the Interim Facility Agent, requires it to resign.

a.

Defaulting Lender
1.
For so long as a Defaulting Lender has any undrawn Interim Commitment, in ascertaining (i) the Majority Interim Lenders; or (ii) whether any given percentage (including, for the avoidance of doubt, unanimity) of the Total Interim Commitments under the Interim Facility or the agreement of any specified group of Interim Lenders has been obtained to approve any request for a consent, waiver, amendment or other vote of Interim Lenders under the Interim Finance Documents, that Defaulting Lender's Interim Commitments under the Interim Facility will be reduced by the amount of its undrawn Interim Commitments under the Interim Facility and, to the extent that that reduction results in that Defaulting Lender's Total Interim Commitments being zero, that Defaulting Lender shall be deemed not to be an Interim Lender for the purposes of (i) and (ii) above.
31.
For the purposes of paragraph 1 above, the Interim Facility Agent may assume that the following Interim Lenders are Defaulting Lenders:
a.
any Interim Lender which has notified the Interim Facility Agent that it has become a Defaulting Lender;
b.
any Interim Lender in relation to which it is aware that any of the events or circumstances referred to in paragraphs (a), (b) or (c) of the definition of Defaulting Lender has occurred,

unless it has received notice to the contrary from the Interim Lender concerned (together with any supporting evidence reasonably requested by the Interim Facility Agent) or the Interim Facility Agent is otherwise aware that the Interim Lender has ceased to be a Defaulting Lender.

32.
Without prejudice to any other provision of this Agreement, the Agents may disclose and, on the written request of the Obligors' Agent or the Majority Interim Lenders, shall, as soon as reasonably practicable, disclose the identity of a Defaulting Lender to the Obligors' Agent and to the other Interim Finance Parties.
33.
If any Interim Lender becomes a Defaulting Lender, the Obligors' Agent may, at any time whilst the Interim Lender continues to be Defaulting Lender, give the Interim Facility Agent three (3) Business Days' notice of cancellation of all or any part of each undrawn Interim Commitment of that Interim Lender.

b.

Replacement of an Interim Lender/Increase
1.
Replacement of an Interim Lender
a.
If at any time:
i.
any Interim Finance Party becomes or is a Non-Consenting Lender (as defined in paragraph (d) below); or
ii.
an Obligor becomes obliged to repay any amount in accordance with Clause 10.3 (Illegality) or to pay additional amounts pursuant to Clause 9.1 (Gross-up), Clause 9.3 (Tax indemnity) or Clause 10.1 (Increased Costs) to any Interim Finance Party;
iii.
any Interim Finance Party invokes the benefit of Clauses 8.6 (Absence of quotations) to 8.8 (Proposed Disrupted Loans) (inclusive); or
iv.
any Interim Finance Party becomes or is a Defaulting Lender,

then the Obligors' Agent may, on no less than five (5) Business Days' prior written notice (a Replacement Notice) to the Interim Facility Agent and such Interim Finance Party (a Replaced Lender):

1.
replace a participation of such Replaced Lender by requiring such Replaced Lender to (and such Replaced Lender shall) transfer pursuant to Clause 22 (Changes to Parties) on such dates as specified in the Replacement Notice all or part of its rights and obligations under this Agreement to an Interim Lender constituting a New Interim Lender under Clause 22.2 (Transfers by Interim Lenders) (a Replacement Lender) selected by the Obligors' Agent, which confirms its (or their) willingness to assume and does assume all or part of the obligations of the Replaced Lender (including the assumption of the Replaced Lender's participations or unfunded or undrawn participations (as the case may be) on the same basis as the Replaced Lender) for a purchase price in cash payable at the time of transfer in an amount equal to the applicable outstanding principal amount of such Replaced Lender's participation in the outstanding Interim Loans and all related accrued interest, Break Costs and other amounts payable in relation thereto under the Interim Finance Documents in respect of such transferred participation; and/or
2.
prepay on such dates as specified in the Replacement Notice all or any part of such Interim Lender's participation in the outstanding Interim Loans and all related accrued interest, Break Costs and other amounts payable in relation thereto under the Interim Finance Documents in respect of such participation; and/or cancel all or part of the undrawn Interim Commitments of that Replaced Lender on such dates as specified in the Replacement Notice.

b.
Any notice delivered under paragraph (a) above (or any subsequent notice for this purpose, as applicable) may be accompanied by a Transfer Certificate complying with Clause 22.4 (Procedure for transfer) and/or an Assignment Agreement complying with Clause 22.5 (Procedure for assignment) and any other related documentation to effect the transfer or assignment, which Transfer Certificate, Assignment Agreement and any other related documentation to effect the transfer or assignment (if attached) shall be promptly (and by no later than three (3) Business Days from receiving such Transfer Certificate, Assignment Agreement and any other related documentation) executed by the relevant Replaced Lender and returned to the Obligors' Agent.
c.
Notwithstanding the requirements of Clause 22 (Changes to Parties) or any other provisions of the Interim Finance Documents, if a Replaced Lender does not execute and/or return a Transfer Certificate, an Assignment Agreement and any other related documentation to effect the transfer or assignment as required by paragraph (b) above within three (3) Business Days of delivery by the Obligors' Agent, the relevant transfer or transfers or assignment and assignments shall automatically and immediately be effected for all purposes under the Interim Finance Documents on payment of the replacement amount to the Interim Facility Agent (for the account of the relevant Replaced Lender), and the Interim Facility Agent may (and is authorised by each Interim Finance Party to) execute, without requiring any further consent or action from any other party, a Transfer Certificate, Assignment Agreement and any other related documentation to effect the transfer or assignment on behalf of the relevant Replaced Lender which is required to transfer its rights and obligations or assign its rights under this Agreement pursuant to paragraph (a) above which shall be effective for the purposes of Clause 22.4 (Procedure for transfer) and Clause 22.5 (Procedure for assignment). The Interim Facility Agent shall not be liable in any way for any action taken by it pursuant to this paragraph 1 and, for the avoidance of doubt, the provisions of Clause 15.4 (Exoneration of the Arranger and the Agents) shall apply in relation thereto.
d.
If the Obligors' Agent or the Interim Facility Agent (at the request of the Obligors' Agent) has requested the Interim Lenders to give a consent in relation to, or to agree to a release, waiver or amendment of, any provisions of the Interim Finance Documents or other vote of the Interim Lenders under the terms of this Agreement, where the requested consent, release, waiver or amendment is one which requires greater than Majority Interim Lender consent pursuant to this Agreement and has been agreed to by the Majority Interim Lenders, then any Interim Lender who has not consented or agreed (or fails to reject) to such request by the end of the period of ten (10) Business Days (or any other period of time notified by the Obligors' Agent, with the prior agreement of the Interim Facility Agent if the period for this provision to operate is less than ten (10) Business Days) of a request being made such Interim Lender shall be deemed a Non-Consenting Lender.
e.
If any Non-Consenting Lender fails to assist with any step required to implement the Obligors' Agent's right to prepay that Non-Consenting Lender or to replace that Non-Consenting Lender pursuant to this paragraph 1 within three (3) Business Days of a request to do so by the Obligors' Agent, then that Non- Consenting Lender shall be automatically excluded from participating in that vote, and its participations, Interim Commitments and vote (as the case may be) shall not be included (or, as applicable, required) with the Total Interim Commitments or otherwise when ascertaining whether the approval of Majority Interim Lenders, all Interim Lenders, or any other class of Interim Lenders (as applicable) has been obtained with respect to that request for a consent or agreement; and its status as an Interim Lender shall be disregarded for the purpose of ascertaining whether the agreement or any specified group of Interim Lenders has been obtained to approve the request.
34.
Increase
a.
The Obligors' Agent may by giving prior notice to the Interim Facility Agent after the effective date of a cancellation of:
i.
the undrawn Interim Commitments of a Defaulting Lender in accordance with paragraph 3 of Part II (Defaulting Lender) of this Schedule 6; or
ii.
the Interim Commitments of an Interim Lender in accordance with Clause 10.3 (Illegality) or paragraph 1 (Replacement of an Interim Lender) above,

request that the Interim Commitments relating to the Interim Facility be increased (and the Interim Commitments relating to the Interim Facility shall be so increased) up to the amount of the undrawn Interim Commitments or Interim Commitments relating to the Interim Facility so cancelled as described in the following paragraphs.

b.
Following a request as described in paragraph (a) above:
i.
the increased Interim Commitments will be assumed by one or more Interim Lenders or other banks, financial institutions, trusts, funds or other entities (each an Increase Lender) selected by the Obligors' Agent and each of which confirms in writing (whether in the relevant Increase Confirmation or otherwise) its willingness to assume and does assume all the obligations of an Interim Lender corresponding to that part of the increased Interim Commitments which it is to assume, as if it had been an Original Interim Lender;
ii.
each of the Obligors and any Increase Lender shall assume obligations towards one another and/or acquire rights against one another as the Obligors and the Increase Lender would have assumed and/or acquired had the Increase Lender been an Original Interim Lender;
iii.
each Increase Lender shall become a Party as an Interim Lender and any Increase Lender and each of the other Interim Finance Parties shall assume obligations towards one another and acquire rights against one another as that Increase Lender and those Interim Finance Parties would have assumed and/or acquired had the Increase Lender been an Original Interim Lender;
iv.
the Interim Commitments of the other Interim Lenders shall continue in full force and effect; and

v.
any increase in the Interim Commitments relating to the Interim Facility shall take effect on the date specified by the Obligors' Agent in the notice referred to above or any later date on which the conditions set out in paragraph (c) below are satisfied.
c.
An increase in the Interim Commitments relating to the Interim Facility will only be effective on:
i.
the execution by the Interim Facility Agent of an Increase Confirmation from the relevant Increase Lender;
ii.
in relation to an Increase Lender which is not an Interim Lender immediately prior to the relevant increase the Interim Facility Agent being satisfied that it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to the assumption of the increased Interim Commitments by that Increase Lender. The Interim Facility Agent shall promptly notify the Obligors' Agent and the Increase Lender upon being so satisfied.
d.
Each Increase Lender, by executing the Increase Confirmation, confirms that the Interim Facility Agent has authority to execute on its behalf any amendment or waiver that has been approved by or on behalf of the requisite Interim Lender or Interim Lenders in accordance with this Agreement on or prior to the date on which the increase becomes effective.
e.
The Interim Facility Agent shall, as soon as reasonably practicable after it has executed an Increase Confirmation, send to the Obligors' Agent a copy of that Increase Confirmation.
f.
Clause 22.3 (Limitation of responsibility of Existing Interim Lenders) shall apply mutatis mutandis in this paragraph 2 in relation to an Increase Lender as if references in that Clause to:
i.
an Existing Interim Lender were references to all the Interim Lenders immediately prior to the relevant increase;
ii.
the New Interim Lender were references to that Increase Lender; and
iii.
a re-transfer and re-assignment were references to respectively a transfer and assignment.

c.

Form of Increase Confirmation

To: [●] as Interim Facility Agent, [●] as Interim Security Agent and [●] as Borrower

From: [●] (the Increase Lender)

Dated: [●]

[Company] – Interim Facility Agreement dated [●] (as amended from time to time) (the Interim Facility Agreement)

1. We refer to the Interim Facility Agreement. This agreement (the Agreement) shall take effect as an Increase Confirmation for the purpose of the Interim Facility Agreement. Terms defined in the Interim Facility Agreement have the same meaning in this Agreement unless given a different meaning in this Agreement.

2. We refer to paragraph 2 (Increase) of Part III (Replacement of an Interim Lender / Increase) of Schedule 6 (Impaired Agent, Replacement of an Interim Facility Agent, Defaulting Lender, Replacement of an Interim Lender / Increase,) of the Interim Facility Agreement.

3. The Increase Lender agrees to assume and will assume all of the obligations corresponding to the Interim Commitment specified in the Schedule (the Relevant Commitment) as if it was an Original Interim Lender under the Interim Facility Agreement.

4. The proposed date on which the increase in relation to the Increase Lender and the Relevant Commitment is to take effect (the Increase Date) is [●].

5. On the Increase Date, the Increase Lender becomes party to the relevant Interim Finance Documents as an Interim Lender.

6. The Facility Office, address, email address and attention details for notices to the Increase Lender for the purposes of Clause 18.1 (Mode of service) of the Interim Facility Agreement are set out in the Schedule.

7. The Increase Lender expressly acknowledges the limitations on the Interim Lenders' obligations referred to in paragraph (f) of paragraph 2 (Increase) of Part III (Replacement of an Interim Lender / Increase) of Schedule 6 (Impairment and Replacement of Interim Finance Parties) of the Interim Facility Agreement.

9. This Agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

10. This Agreement and any non-contractual obligations arising out of or in connection with it are governed by [English] law.

11. This Agreement has been entered into on the date stated at the beginning of this Agreement.

Note: The execution of this Increase Confirmation may not be sufficient for the Increase Lender to obtain the benefit of the Interim Security in all jurisdictions. It is the responsibility of the Increase Lender to ascertain whether any other documents or other formalities are required to obtain the benefit of the Interim Security in any jurisdiction and, if so, to arrange for execution of those documents and completion of those formalities.

The Schedule to the Increase Confirmation

Relevant Commitment/rights and obligations to be assumed by the Increase Lender

[INSERT RELEVANT DETAILS]

[Facility office address, email address and attention details for notices and account details for payments]

_____________________________________
[Increase Lender]

By:

This Agreement is accepted as an Increase Confirmation for the purposes of the Interim Facility Agreement by the Interim Facility Agent.

__________________________________
[Interim Facility Agent]

By:

d.

Definitions

Capitalised terms in this Schedule 6 shall have the meanings ascribed to such terms in Schedule 1 (Definitions and Interpretation) and this Part V, as applicable.

Acceptable Bank means a bank or financial institution which has a long-term credit rating of at least BBB by Standard & Poor's Rating Services or Fitch Ratings Ltd or at least Baa3 by Moody's Investor Services Limited or a comparable rating from an internationally recognised credit rating agency; or any Interim Finance Party or any Affiliate of an Interim Finance Party.

Defaulting Lender means any Interim Lender:

a.
which has failed to make its participation in an Interim Loan available (or has notified the Interim Facility Agent or the Obligors' Agent (which has notified the Interim Facility Agent) that it will not make its participation in an Interim Loan available) by the Drawdown Date of that Interim Loan in accordance with Clause 6.3 (Advance of Interim Loans) or which has failed to provide cash collateral;
b.
which has otherwise rescinded or repudiated an Interim Finance Document; or
c.
with respect to which an Insolvency Event has occurred and is continuing.

Impaired Agent means an Agent at any time when:

a.
it has failed to make (or has notified a Party that it will not make) a payment required to be made by it under the Interim Finance Documents by the due date for payment;
g.
the Agent otherwise rescinds or repudiates an Interim Finance Document;
h.
(if the Agent is also an Interim Lender) it is a Defaulting Lender under paragraphs (a) or (b) of the definition of Defaulting Lender; or
i.
an Insolvency Event has occurred and is continuing with respect to the Agent, unless, in the case of paragraph (a) above:
i.
its failure to pay is caused by administrative or technical error or a Disruption Event and payment is made within three (3) Business Days of its due date; or
ii.
the Agent is disputing in good faith whether it is contractually obliged to make the payment in question.

Increase Confirmation means a confirmation substantially in the form set out in Part IV (Form of Increase Confirmation) of this Schedule 6.

Insolvency Event in relation to an entity means that the entity:

a.
is dissolved (other than pursuant to a consolidation, amalgamation or merger);

j.
becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due;
k.
makes a general assignment, arrangement or composition with or for the benefit of its creditors;
l.
institutes or has instituted against it, by a regulator, supervisor or any similar official with primary insolvency, rehabilitative or regulatory jurisdiction over it in the jurisdiction of its incorporation or organisation or the jurisdiction of its head or home office, a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation by it or such regulator, supervisor or similar official;
m.
has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition is instituted or presented by a person or entity not described in paragraph (d) above and:
i.
results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation; or
ii.
is not dismissed, discharged, stayed or restrained in each case within thirty (30) days of the institution or presentation thereof;
n.
has exercised in respect of it one or more of the stabilisation powers pursuant to Part 1 of the Banking Act 2009 and/or has instituted against it a bank insolvency proceeding pursuant to Part 2 of the Banking Act 2009 or a bank administration proceeding pursuant to Part 3 of the Banking Act 2009;
o.
has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger);
p.
seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets;
q.
has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within thirty (30) days thereafter;
r.
causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in paragraphs (a) to (i) above; or

s.
takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts.

Non-Consenting Lender has the meaning given to that term in paragraph (d) of paragraph 1 (Replacement of an Interim Lender) of Part III (Replacement of an Interim Lender / Increase) of this Schedule 6.

6.

Form of Transfer Certificate

To: [●] as Interim Facility Agent

From: [●] (the Existing Interim Lender) and [●] (the New Interim Lender)

Dated: [●]

[Company] – Interim Facility Agreement dated [●] (as amended from time to time) (the Interim Facility Agreement)

1. We refer to the Interim Facility Agreement. This is a Transfer Certificate. Terms defined in the Interim Facility Agreement have the same meaning in this Transfer Certificate unless given a different meaning in this Transfer Certificate.

2. We refer to Clause 22.4 (Procedure for transfer) of the Interim Facility Agreement:

(a) The Existing Interim Lender and the New Interim Lender agree to the Existing Interim Lender transferring to the New Interim Lender by novation all or part of the Existing Interim Lender's Interim Commitments, rights and obligations referred to in the Schedule in accordance with Clause 22.4 (Procedure for transfer) of the Interim Facility Agreement.

(b) The proposed Transfer Date is [●].

(c) The Facility Office and address, email address and attention details for notices of the New Interim Lender for the purposes of Clause 18.1 (Mode of service) of the Interim Facility Agreement are set out in the Schedule.

3. The New Interim Lender expressly acknowledges the limitations on the Existing Interim Lender's obligations set out in paragraph (c) of Clause 22.3 (Limitation of responsibility of Existing Interim Lenders) of the Interim Facility Agreement.

5. This Transfer Certificate and any non-contractual obligations arising out of or in connection with it are governed by [English] law.

6. This Transfer Certificate has been entered into on the date stated at the beginning of this Transfer Certificate.

Note: The execution of this Transfer Certificate may not transfer a proportionate share of the Existing Interim Lender's interest in the Interim Security in all jurisdictions. It is the responsibility of the New Interim Lender to ascertain whether any other documents or other formalities are required to perfect a transfer of such a share in the Existing Interim Lender's Interim Security in any jurisdiction and, if so, to arrange for execution of those documents and completion of those formalities.

The Schedule to the Transfer Certificate

Commitment/rights and obligations to be transferred

[INSERT RELEVANT DETAILS]

[Facility office address, email address and attention details for notices and account details for payments]

__________________________________
[Existing Interim Lender]

By:

__________________________________
[New Interim Lender]

By:

This Transfer Certificate is accepted by the Interim Facility Agent and the Transfer Date is confirmed as [●].

________________________________
[Interim Facility Agent]

By:

7.

Form of Assignment Agreement

To: [●] as Interim Facility Agent

From: [●] (the Existing Interim Lender) and [●] (the New Interim Lender)

Dated: [●]

[Company] – Interim Facility Agreement dated [●] (as amended from time to time) (the Interim Facility Agreement)

1. We refer to the Interim Facility Agreement. This is an Assignment Agreement. Terms defined in the Interim Facility Agreement have the same meaning in this Assignment Agreement unless given a different meaning in this Assignment Agreement.

2. We refer to Clause 22.5 (Procedure for assignment) of the Interim Facility Agreement.

3. The Existing Interim Lender assigns absolutely to the New Interim Lender all the rights of the Existing Interim Lender under the Interim Facility Agreement, the other Interim Finance Documents and in respect of the Interim Security which correspond to that portion of the Existing Interim Lender's Interim Commitments and participations in Interim Loans under the Interim Facility Agreement as specified in the Schedule;

4. The Existing Interim Lender is released from all the obligations of the Existing Interim Lender which correspond to that portion of the Existing Interim Lender's Interim Commitments and participations in Interim Loans under the Interim Facility Agreement specified in the Schedule.

5. The New Interim Lender becomes a Party as an Interim Lender and is bound by obligations equivalent to those from which the Existing Interim Lender is released under paragraph 4 above.

6. The proposed Transfer Date is [●].

. On the Transfer Date the New Interim Lender becomes Party to the Interim Finance Documents as an Interim Lender.

8. The New Interim Lender expressly acknowledges the limitations on the Existing Interim Lender's obligations set out in paragraph (c) of Clause 22.3 (Limitation of responsibility of Existing Interim Lenders) of the Interim Facility Agreement.

9. This Assignment Agreement acts as notice to the Interim Facility Agent (on behalf of each Interim Finance Party) and, upon delivery in accordance with Clause (iv) of the Interim Facility Agreement, to the Obligors' Agent (on behalf of each Obligor) of the assignment referred to in this Assignment Agreement.

11. The Facility Office and address, email address and attention details for notices of the New Interim Lender for the purposes of Clause 18.1 (Mode of service) of the Interim Facility Agreement are set out in the Schedule.

12. This Assignment Agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Assignment Agreement.

13. This Assignment Agreement and any non-contractual obligations arising out of or in connection with it are governed by [English] law.

14. This Assignment Agreement has been entered into on the date stated at the beginning of this Assignment Agreement.

Note: The execution of this Assignment Agreement may not transfer a proportionate share of the Existing Interim Lender's interest in the Interim Security in all jurisdictions. It is the responsibility of the New Interim Lender to ascertain whether any other documents or other formalities are required to perfect a transfer of such a share in the Existing Interim Lender's Interim Security in any jurisdiction and, if so, to arrange for execution of those documents and completion of those formalities.

The Schedule to the Assignment Agreement

Commitment/rights and obligations to be transferred by assignment, release and accession

[INSERT RELEVANT DETAILS]

[Facility office address, email address and attention details for notices and account details for payments]

________________________
[Existing Interim Lender]

By:

_______________________
[New Interim Lender]

By:

This Assignment Agreement is accepted by the Interim Facility Agent and the Transfer Date is confirmed as [●].

[Signature of this Assignment Agreement by the Interim Facility Agent constitutes confirmation by the Interim Facility Agent of receipt of notice of the assignment referred to herein, which notice the Interim Facility Agent receives on behalf of each Interim Finance Party.]

_________________________
[Interim Facility Agent]

By:

8.

The Original Interim Lender

Name of Original Interim Lender	Interim Commitment (USD$)
Royal Bank of Canada	1,680,000,000
Total	1,680,000,000

Signature Pages

The Borrower

/s/Authorized Signatory___________

BOLT BIDCO LIMITED

Notice Details:

Address: SS&C Technologies, Inc. 80 Lamberton Rd, Windsor, CT 06095

Email: notices@sscinc.com

Attention: Notices, SS&C Legal

[Signature page – Interim Facility Agreement]

The Guarantor

/s/Authorized Signatory____________________

SS&C TECHNOLOGIES HOLDINGS, INC.

Notice Details:

Address: SS&C Technologies, Inc. 80 Lamberton Rd, Windsor, CT 06095

Email: notices@sscinc.com

Attention: Notices, SS&C Legal

[Signature page – Interim Facility Agreement]

The Original Interim Lender

/s/Authorized Signatory___________

ROYAL BANK OF CANADA

Notice Details:

Address: 200 Vesey Street, 12th Floor New York, NY 10281

Facsimile: 212.428.6524

Attention: Corporate Banking, Technology, New York

[Signature page – Interim Facility Agreement]

Arranger

/s/ Charles D. Smith_____________

ROYAL BANK OF CANADA

Notice Details:

Address: 20 King Street West, 4th Floor, Toronto, ON M5H 1C4

Facsimile: 416.842.4023

Attention: Manager, Agency Services Group

[Signature page – Interim Facility Agreement]

The Interim Facility Agent

/s/ Ann Hurley__________________

ROYAL BANK OF CANADA

Notice Details:

Address: 20 King Street West, 4th Floor, Toronto, ON M5H 1C4

Facsimile: 416.842.4023

Attention: Manager, Agency Services Group

[Signature page – Interim Facility Agreement]

The Interim Security Agent

/s/ Ann Hurley__________________

ROYAL BANK OF CANADA

Notice Details:

Address: 20 King Street West, 4th Floor, Toronto, ON M5H 1C4

Facsimile: 416.842.4023

Attention: Manager, Agency Services Group

[Signature page – Interim Facility Agreement]